SUPPLY AGREEMENT


                           DATED AS OF APRIL 22, 1999


                                      AMONG


                                IMC KALIUM LTD.,


                               IMC-AGRICO COMPANY


                                       AND


                               ROYSTER-CLARK, INC.

                                TABLE OF CONTENTS
                           (not part of the Agreement)

                                                                        Page No.
                                                                        --------
      1.    Sale and Purchase                                              1
      2.    Term                                                           2
      3.    Price Terms
            (a)   Procedure for Determination of Price Terms               2
            (b)   Basis of Determination                                   3
            (c)   **                                                       3
      4.    Quantity                                                       4
            (a)   Quantities                                               4
            (b)   Purchases in Excess of Requirements                      4
            (c)   Purchase Estimates                                       4
            (d)   Purchase and Sale Requirements; Remedies                 5
      5.    Delivery, Title and Risk of Loss                               6
            (a) Delivery                                                   6
            (b) Title and Risk of Loss                                     6
      6.    Purchase Orders                                                6
      7.    Product Exchanges                                              6
      8.    Billing and Payment                                            7
      9.    Taxes and Duties                                               7
      10.   Specifications/Quality                                         7
      11.   Warranties and Disclaimer                                      7
      12.   Claims Limited Remedies                                        7
      13.   Indemnification                                                8
            (a)   Scope of Indemnification by Purchaser                    8
            (b)   Scope of Indemnification by Seller                       8
            (c)   Defense                                                  8
      14.   Measurements                                                   8
      15.   Force Majeure                                                  8
      16.   Breach; Termination                                            9
            (a)   Late Payment                                             9
            (b)   Termination                                             10
      17.   Consent to Jurisdiction; Service of Process                   10
      18.   Miscel1aneous                                                 10
            (a)   Entire Agreement                                        10
            (b)   Non-waiver                                              10
            (c)   Counterparts                                            10
            (d)   Assignment                                              11
            (e)   Severability and Violation of Laws                      11
            (f)   Applicable Law                                          11
            (g)   Notices                                                 11
            (h)   Headings                                                12
            (i)   Bankrurpcy/Insolvency                                   12
            (j)   Confidentiality                                         13
            (k)   Good Faith                                              13
            (l)   Setoff                                                  13
            (m)   Binding Effect                                          13
            (o)   Storage and Handling Agreements                         13

------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                SUPPLY AGREEMENT
                                ----------------

     This SUPPLY AGREEMENT ("Agreement") is made and entered into as of April
                            -----------
22, 1999 among IMC KALIUM LTD., a Delaware corporation ("Kalium"), IMC-AGRICO
                                                        --------
COMPANY, a Delaware partnership ("Agrico"); and together with Kalium the
                                  ------
"Seller"), and Royster-Clark, Inc., a Delaware corporation ("Purchaser")
 ------                                                      ---------
(successor in interest to Royster-Clark Group, Inc., formerly known as R-C Delaware Acquisition Inc.).


                                  R E C I T A L
                                  -------------

     Pursuant to that certain Stock Purchase Agreement dated January 21, 1999
                              ------------------------
(the "Stock Purchase Agreement") between IMC Global Inc., The Vigoro Corporation
      ------------------------
("TVC") and R-C Delaware Acquisition Inc., TVC has agreed to sell, and Purchaser
  ---
has agreed to purchase, the capital stock of three (3) subsidiaries of TVC engaged in the business of manufacturing or purchasing and selling (through wholesale and retail channels) crop production inputs and services (the "Business").
 --------
                               A G R E E M E N T S
                               -------------------

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, the parties hereby agree as follows.

1. Sale and Purchase. During the Term (as defined herein), Seller shall sell and
   -----------------
Purchaser shall purchase and take delivery of those products identified in
Schedule 1 hereto (individually, a "Product", and collectively, the "Products").
----------                          -------                          --------
Purchases and sales shall be made hereunder on the Price Terms (as defined herein), in the quantities and upon the terms herein set forth. Seller and Purchaser acknowledge that all parties to this Agreement are entering into a long-term agreement, and that Purchaser's ability to conduct its business and service its customers in a timely and professional manner will be to a significant extent dependent on Seller's performance hereunder. Either Seller or Purchaser may at any time initiate an audit to verify the other parties' compliance with the terms of this Agreement, including Sections 3(a), 3(b), 3(c) or 4 (the party initiating such an audit is referred to as the "Auditing Party"
                                                                --------------
and the party being audited is referred to as the "Audited Party"). Any such
                                                   -------------
audit shall be conducted by a national accounting firm (the "Accounting Firm")
                                                             ---------------
selected by the Audited Party and consented to by the Auditing Party, such consent not to be unreasonably withheld or delayed. The Accounting Firm shall be directed by the Audited Party and the Auditing Party to identify the books and records, and any other relevant information, including accountant's work papers and reasonable access to personnel, of the Audited Party which are necessary for the resolution of the disputed matter. The Audited Party shall make available to the Accounting Firm such books, records and other information (including work papers and reasonable access to personnel) as the Accounting Firm may reasonably request during the review; provided that the audit performed by the Accounting

Firm may not unreasonably interfere with the business and operations of the Audited Party. The Accounting Firm may share the results of the audit with the Auditing Party, but the Accounting Firm shall not disclose to the Auditing Party the names of any customers or suppliers of the Audited Party or other confidential information (including, without limitation, specific pricing or volume information as to particular customers) to the Auditing Party. The fees and expenses of the Accounting Firm shall be paid by the Auditing Party unless the audit by the Accounting Firm demonstrates that the Audited Party has not been in material compliance with the provisions of this Agreement, in which case the Audited Party shall pay such fees and expenses. In the event that following the audit, the parties disagree over any matter, such matter shall be determined pursuant to the procedures set forth on Schedule 6.

2. Term. The initial term of this Agreement (the "Initial Term") shall be a
   ----                                           -------------
period of ten (10) consecutive Contract Years (as defined herein), unless otherwise earlier terminated as provided herein. As used herein, a "Contract
                                                                    --------
Year" shall be a one (1) year period commencing on January 1 of any calendar
----
year, except that the initial Contract Year shall commence on the date of this Agreement and end on December 31, 1999 (the "Initial Contract Year"). Any
                                             ---------------------
termination of this Agreement shall not affect any rights or unsatisfied obligations accrued hereunder prior to the date of termination. Following expiration of the initial term, this contract shall be automatically renewed for subsequent periods of five (5) years unless otherwise canceled, by either party giving written notice six (6) months prior to the end of the Initial Term or any renewal term. The Initial Term, together with and any renewal term(s) shall be referenced herein as the "Term."
                          ----
3. Price Terms.
   -----------

     (a) Procedure for Determination of Price Terms.
         -------------------------------------------


          (i) The Price Terms shall be established annually for each Contract Year based upon the criteria set forth in Section 3(b) as negotiated in good faith by Seller and Purchaser. As used herein, "Price Terms" means,
                                                          -----------
     for each Product sold under a particular Purchaser Order (as defined (herein), the **, taking into account the grade and quality of the Product, the time of year for purchase, the location of the source of the Product and the means of transportation of the Product. Seller agrees to deliver not later than forty-five (45) days prior to the commencement of each Contract Year its proposed Price Terms ("Proposed Price Terms") to
                                                      --------------------
     Purchaser accompanied by an officer's certificate certifying that the Proposed Price Terms were determined in good faith based on the criteria set forth in Section 3(b).

          (ii) In the event Seller and Purchaser are unable to agree on Price Terms for any Product pursuant to Section 3(a)(i), then Purchaser shall be entitled to request an audit by the Accounting Firm of the ** to determine whether the Proposed Price Terms (as modified by negotiations pursuant to Section 3(a)(i)) met the criteria set forth in Section 3(b), and, if not, shall determine Price Terms which do meet such criteria. The audit shall be conducting using the procedures set forth in Section 1 and shall be completed as promptly as reasonably practicable.

     (b) Basis of Determination. The purchase and sale of each Product purchased
         -----------------------
hereunder shall be on the Price Terms determined pursuant to this Section 3, subject to Section 5(a)(i) if to be delivered by truck or Section 5(a)(ii) if to be delivered by rail or barge. The Price Terms for each Product offered by Seller to Purchaser for such Product ** (as defined herein) shall be** the price terms offered by Seller** (as defined herein); provided, however, that with respect to the price terms**, the price terms for each Product shall be based upon the** for a particular Contract Year** for such Product at all applicable locations** of such Purchaser and shall take into account special circumstances associated with the grade and quality of such Product, the time of year for purchase, the location of the source of such Product and the means of transportation of such Product; provided, further, that with respect to each Product with respect to which there are**, the Price Terms shall be as set forth on Sechedule 2 for the applicable Contract Year, subject to the maximum annual quantity limitation set forth therein. With respect to the Initial Contract Year, the Price Terms shall be as set forth on Schedule 2.

     (c) **With respect to each Product identified on Schedule 1, the Price Terms shall be set with reference to the** for such Product as identified on
Schedule 3. From time to time, Seller shall be permitted, based upon good faith negotiations with Purchaser, to add or remove ** or changes necessary to maintain the accuracy of the statements including in the following sentence; provided that Purchaser must have agreed, after good faith negotiations, with any such modificiations. Except as described in Schedule 3, Seller warrants to Purchaser that each of the following statements is true as to** and, during the Term, Seller agrees to negotiate in good faith with Purchaser to adjust ** to maintain the accuracy of the following statements: (i)** with Seller or its Affiliates (as defined in the Stock Purchase Agreement) that would require** from Seller or its Affiliates during the applicable Contract Year, or would ** in any manner if ** from any supplier other than Seller or its Affiliates during the applicable Contract Year, (ii) ** ended as of the date of the most recent calendar month-end in** in the Business to be** and (iii)** purchases the applicable Product for "ship to" points ** provided, however, that in the event** for any Product cannot be adjusted as provided above so as to satisfy each of the foregoing statements,** shall be determined on a basis consistent ** on Schedule 3.


------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

4. Quantity.
   --------


     (a) Quantities. During each Contract Year, except as otherwise provided
         -----------
herein, Seller shall sell and deliver to Purchaser, and Purchaser shall purchase and receive from Seller, ** for each Product for such Contract Year. As used herein, ** shall mean (i) ** at the retail 'ship to' points currently used in the Business which 'ship to' points are listed on Schedule 4 (such 'ship to' points, the "Locations") (** of Purchaser or its Affiliates at such Locations arising from business operations acquired by Purchaser or its Affiliates, whether prior to or following the date hereof) and (ii) ** consistent with the historical deliveries made from the 'ship from' points owned, operated or leased by Seller identified on Schedule 4 (** of Purchaser or its Affiliates for ** arising from business operations acquired by Purchaser or its Affiliates, whether prior to or following the date hereof) (it being understood that, in determining the volume of historical deliveries made from such 'ship from' points, customers historically served by both Seller and Affiliates of Purchaser shall be allocated hereunder by the percentage of such customer's ** historically served by Seller). The parties acknowledge that
(i) Purchaser has, and Purchaser and its Affiliates may acquire, additional 'ship to' points that are not Locations and that are not covered by this Agreement, (ii) Purchaser may, after the date hereof, close one or more of the Locations and have no further obligations under Section 4 with respect to such Locations, and (iii) Purchaser may consolidate one or more Locations into other facilities of Purchaser and its Affiliates, and upon such consolidation of such Location, Purchaser will have no further obligations under Section 4 of this Agreement with respect to such Location.



     (b) Purchases in Excess of Requirements. If Purchaser shall desire to
         -----------------------------------
purchase a quantity of any Product in excess of the Requirements, Purchaser shall solicit quotations from suppliers thereof, including Seller. Purchaser shall have the right to purchase such quantities in excess of Requirements from suppliers other than Seller.

     (c) Purchase Estimates. Pursuant to good faith negotiations between the
         ------------------
parties, Purchaser shall provide Seller with an estimate (the "Initial Estimate") not later than sixty (60) days prior to the commencement of each Contract Year of the quantity of each Product to be purchased by Purchaser during such Contract Year, and of the Quarterly (as defined herein) amounts thereof, in substantially the form of Schedule 5 hereto. The Quarterly amounts shall be a good faith estimate of delivery requirements for the upcoming Contract Year and shall be based substantially upon delivery requirements




------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

experienced during the preceding Contract Year (without giving effect to special accommodations made by Purchaser to accept early delivery of Product); provided that Purchaser shall be permitted to make reasonably adjustments to such Quarterly amounts from year to year. As used herein, "Quarter" means a calendar
                                                      -------
quarter, that is, a 3-month period beginning on January 1, April 1, July 1 and October 1. The Initial Estimate for the Initial Contract Year is included in
Schedule 5 attached hereto. Pursuant to good faith negotiations between the parties, Purchaser shall update such estimate not later than the first day of the month immediately preceding each Quarter (December 1, March 1, June 1 and September 1, as applicable).

     (d) Purchase and Sale Requirements; Remedies.
         ----------------------------------------



          (i) (A) (1) Subject to compliance by Purchaser with this Section 4, during each Contract Year, Seller shall be obligated to supply ** for each Product on the Price Terms; provided however, Seller shall not be deemed to be in default of the foregoing covenant on account of requests by Purchaser for Product in excess of forecasted amounts in any particular Quarter.


          (2) During each Contract Year, Seller shall use commercially reasonable efforts to supply any Requirements in excess of the Initial Estimate for each Product and to fill reasonable requests by Purchaser for Product in excess of forecasted amounts in any particular Quarter.


          (3) Notwithstanding any other provision of this Section 4, if Seller is unable to supply the Requirements and shall have declared a national or regional allocation for a Product or Products on account of any circumstance other than a Force Majeure, Seller shall allocate its available Product to Purchaser on a basis which is equal to or more favorable than the allocation of Product to ** other large customer, and such allocation shall be Seller's sole supply obligation for such Product or Products during such period of allocation.


          (B) In the event Seller fails to supply any quantities of Product as required by Section 4 (d)(i)(A)(1) or Section 4(d)(i)(A)(3), Purchaser shall be entitled to obtain cover supplies of Product on such reasonable terms and conditions as are available in the market for such quantities from suppliers other than Seller, and Purchaser's sole and exclusive remedy for any cause of action related thereto, whether based on breach of contract, breach of warranty, strict liability in tort or any other cause of action, is expressly limited to the greater of (x) the difference in the price terms obtained by Purchaser for the quantities required by such Sections to be supplied by Seller (but which were not so supplied) and the applicable Price Terms or (y) 3% of the Price Terms for the Product Seller failed to supply as required Section 4(d)(i)(A)(1) or Section




------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

     4(d)(i)(A)(3); provided, however, that, at the election of Seller, Seller
                    --------  -------
     may satisfy its failure to supply Product as required by Section 4(d)(i)(A)(1) or Section 4(d)(i)(A)(3) by delivering to Purchaser on the Price Terms the quantity and type of Product it so failed to supply, or another Product on the Price Terms in quantities to be agreed to by Seller and Purchaser, in each case, pursuant to a Purchase Order agreed to by the parties specifying the location for delivery of the Products. Seller and Purchaser agree that with respect to any quantities to which Purchaser is not entitled to an allocation pursuant to Section 4(d)(i)(A)(3), and with respect to any quantities Seller is unable to supply pursuant to Section 4(d)(i)(A)(2), Purchaser shall have no recourse against Seller hereunder with respect to such quantities, and the purchase of cover supplies by Purchaser for such quantities from suppliers other than Seller shall not constitute a breach of Purchaser's obligations hereunder.

          (ii) (A) Each Contract Year, Purchaser shall deliver an officer's certificate certifying that Purchaser purchased all of its Requirements for such Product from Seller and not from an alternate producer or supplier during such Contract Year.

          (B) In the event it is determined that Purchaser has failed to purchase the Requirements for any Product during a Contract Year, Purchaser shall be obligated to pay Seller the greater of (x) 3% of the aggregate price which would have been payable for such quantities pursuant to the Price Terms or (y) the difference in the aggregate price paid by Purchaser for such Product and the aggregate price which would have been paid for such Product if purchased on the Price Terms; provided, however, that, at
                                                   --------  -------
     the election of Purchaser, Purchaser may satisfy any such failure to purchase Product by purchasing from Seller on the Price Terms the quantity and type of Product Purchaser so failed to purchase, or another Product on the Price Terms in quantities to be agreed to by Seller and Purchaser, in each case, in excess of Requirements for such Contract Year pursuant to a Purchase Order placed by Purchaser and accepted by Seller specifying the location for delivery of the Products. The foregoing remedies shall be Seller's sole and exclusive remedy for any cause of action related thereto, whether based on breach of contract, breach of warranty, strict liability, and tort, or any other cause of action, is expressly limited to such payment.

5. Delivery, Title and Risk of Loss.
   --------------------------------

     (a) Delivery. Unless the parties otherwise mutually agree with respect to a
         --------
particular Purchase Order: (i) Purchaser shall arrange for Product to be delivered by truck to be picked up at a mutually agreeable Seller shipping point and such Product shall be sold F.O.B. shipping point, and (ii) Seller shall arrange for shipment of Product to be delivered by rail or barge and such Product shall be sold F.O.B. destination.

     (b) Title and Risk of Loss. Title to and risk of loss of any Product sold
         ----------------------
hereunder F.O.B. destination shall pass to Purchaser upon delivery by the carrier to Purchaser at the destination, and title to and risk of loss to any Product sold hereunder F.O.B. shipping point shall pass to Purchaser upon delivery to the carrier at the shipping point.

6. Purchase Orders. All sales and purchases of Product shall be made pursuant to
   ---------------
a specified purchase order from Purchaser to Seller ("Purchase Order"), identifying and stating the quantity of Product to be purchased by Purchaser, the Purchase Price for the Product to be purchased by Purchaser, the location to which Product should be delivered and the means of transportation by which the Product should be delivered. Product to be delivered by truck shall be only in whole truckload quantities.

7. Product Exchanges. Seller may (a) fill any purchase order with Product
   -----------------
obtained through exchange with a third party, or (b) provide Product, produced by Seller to a mutually agreeable third party for sale to Purchaser; provided,
                                                                     --------
however, that, in either event, Seller shall remain responsible for Product
-------
quality as though Product were produced by Seller or its Affiliates and sold directly to Purchaser.


8. Billing and Payment. Seller shall invoice Purchaser separately on the date of
   -------------------
shipment for each shipment of Product sold hereunder. Purchaser shall pay in United States Dollars the net amount of each invoice ** for Product invoiced and received as of such payment date.**


9. Taxes and Duties. Purchaser shall be responsible for, and shall promptly pay
   ----------------
or reimburse Seller if Seller pays, all taxes, charges, fees, duties and other governmental charges (other than income taxes) imposed on the sale, transportation or use of any Product sold hereunder.

10. Specifications/Quality. Seller shall provide Products meeting the
    ----------------------
specifications set forth in Schedule 1 hereto.
                            ----------

11. Warranties and Disclaimer. Seller makes no warranty of any kind, express or
    -------------------------
implied, except that Seller represents and warrants that (i) Products sold hereunder shall at the time of delivery substantially conform to the specifications set forth in Schedule 1 hereto, (ii) Seller will convey good
                            ----------
title thereto, free from any security interest (except for a security interest created by or through Purchaser) (iii) Products sold hereunder shall be of a quality that is usual and customary in the industry, (iv) Products sold hereunder shall have free-flowing characteristics, (v) Products sold hereunder shall not be adulterated, and be generally free of foreign materials, all in accordance with and subject to industry standards, and (vi) Products sold hereunder shall contain only a immaterial amount of dust and shall have been "cured" for an appropriate amount of time, all in accordance with industry standards and (vii) Products sold hereunder shall be in conformity with, in all material respects, any applicable statutes, rules or regulations.


------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED. Seller makes no recommendations for use of any of the Products and no warranty of the results to be obtained by such use.

12. Claims/Limited Remedies. In the event any Product fails to conform to any of
    -----------------------
the above warranties, Purchaser's sole and exclusive remedy for any cause of action related thereto, whether based on breach of contract, breach of warranty, strict liability in tort or any other cause of action, is expressly limited, at Purchaser's option, with the consent of Seller, which consent shall not be unreasonably withheld or delayed, to (a) a refund of the purchase price for the nonconforming Product, (b) the replacement of the nonconforming Product or (c) a refund of a portion of the purchase price for the nonconforming Product (as determined by the parties in good faith). To the extent Purchaser is entitled to either of the remedies set forth in clause (a) or (b) above, Purchaser shall return, reroute or dispose of the nonconforming Product as requested by Seller. All claims relating to quantity or condition of any Product delivered hereunder (other than on account of the representations in Section 11(v), (vi) or (vii) shall be waived unless received by Seller in writing within seven (7) days after delivery. All claims relating to condition of any Product delivered hereunder on account of the representations in Section 11(v), (vi) or (vii) shall be waived unless received by Seller in writing within seven (7) days after noncomformity with such representations shall have been discovered or should have been discovered by Purchaser (and in no event later than ninety (90) days following delivery).

13. Indemnification.
    ---------------

(a) Scope of Indemnification by Purchaser. Purchaser will indemnify and hold
    -------------------------------------
harmless, and at Seller's election defend, Seller, its Affiliates and the third parties referred to in Section 7, and their respective officers, directors, shareholders, employees and agents and the heirs, personal representatives, successors and assigns of all of the foregoing (collectively, the "Seller Indemnitees") from and against all liabilities, demands, claims, actions and causes of action, assessments, losses, penalties, costs, damages and expenses (including reasonable attorneys' and expert witness fees) ("Losses") sustained or incurred by any of the Seller Indemnitees as a result of or arising out of or by virtue of the sale, use or storage of Products except to the extent such Losses arise out of a breach of the representations and warranties of Seller in
Section 11 (whether or not Purchaser has a remedy under Section 12 in respect thereof).

(b) Scope of Indemnification by Seller. Seller will indemnify and hold harmless,
    ----------------------------------
and at Purchaser's election defend, Purchaser, its Affiliates and their respective officers, directors, shareholders, employees and agents and the heirs, personal representatives, successors and assigns of all of the foregoing (collectively, the "Purchaser Indemnitees") from and against all Losses sustained or incurred by any of the Purchaser Indemnitees as a result of or arising out of or by virtue of the sale, use or storage of Products to the extent such Losses arise out of a breach of the representations and warranties of Seller in Section 11.

(c) Defense. Either party shall have the right, at its own expense, to
    -------
participate in the defense of any action or proceeding brought by a third party which results in a claim for indemnification, and if said right is exercised, the parties shall cooperate in the defense of said action or proceeding.

14. Measurements. Seller's weights and analysis shall determine the quantities
    ------------
sold hereunder unless proved to be in material error.

15. Force Majeure. Either party's failure or inability to make or take any
    -------------
delivery or deliveries when due, or the failure or inability of either party to effect timely performance of any other obligation required of it hereunder, except any obligation to pay money, if caused by Force Majeure (as defined herein) shall not constitute a default hereunder or subject the party claiming Force Majeure to any liability to the other party, if the party so claiming shall have promptly notified the other party of the existence and expected duration thereof and the estimated effect thereof on its ability to perform hereunder. The party claiming Force Majeure shall promptly notify the other party when the Force Majeure has ceased to affect its ability to perform hereunder. In the event of Force Majeure, the total quantities to be delivered hereunder shall be reduced to the extent of deliveries omitted during the Force Majeure period and as a result of the Force Majeure. For so long as Seller's ability to perform is affected by Force Majeure, Seller shall allocate its total production among its various requirements therefor among Purchaser
** and other large customers on a basis which is more favorable than the allocation of Product to any ** other large customer, and Seller shall not be obligated to procure any quantity of Product from any alternate producer or supplier and Seller shall not be liable for resulting incomplete fulfillment of this Agreement. As used herein, "Force Majeure" means and includes any act of God, the public enemy, any accident, explosion, fire, storm, earthquake, flood, drought, perils at sea, strikes, lockouts, labor disputes, riots, sabotage, embargo, war (whether or not declared and whether or not the United States of America is a participant), prorations mandated by federal, state, provincial or municipal law, failure or delay of transportation beyond the reasonable control of the party affected thereby, inability to obtain raw materials, supplies, equipment, fuel, power, labor, or other operational necessity beyond the reasonable control of the party affected thereby, interruption or curtailment of power supply, or any other circumstance of a similar or different nature beyond the reasonable control of the party affected thereby. In this connection, neither party shall be required to resolve labor disputes or disputes with suppliers of raw materials, supplies, equipment, fuel or power, except in accordance with such party's business judgment as to its best interest.


------------
** These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

16. Breach; Termination.
    -------------------

(a) Late Payment. If Purchaser shall be late in making any payment for Products
    ------------
hereunder (other than for payments which are the subject of a good faith dispute between the parties, as to which no penalty shall accrue until the dispute has been resolved), all late payments shall bear interest from the due date to the date of payment in full at the rate of one and one-half percent (1.5%) per month, and, if such delinquency remains uncured for 30 days following notice thereof, Seller may at its sole discretion by notice to Purchaser elect one or more of the following courses of action:

     (i) cease to make any further deliveries hereunder until Purchaser has made up the late payment and has taken steps to assure Seller to its satisfaction that there shall be no such delinquencies in the future; and

     (ii) refuse to make any further deliveries hereunder except upon cash payments on delivery until Purchaser has made up the late payment and has taken steps to assure Seller to its satisfaction that there shall be no such delinquencies in the future.

If Purchaser has not paid in full all late payments within thirty (30) days of such notice, Seller may at its option by notice to Purchaser terminate this Agreement. The election by Seller of any of the remedies hereunder shall in no way limit any other rights and remedies available to Seller in law or in equity.

(b) Termination. If either party shall fail to perform any material part of this
    -----------
Agreement (other than provided for in Section 16(a)) and, upon notice of such failure by the other party, shall fail to remedy the same within thirty (30) days of such notice, then, in such event, this Agreement may be terminated forthwith by written notice at the option of the other party with such other party retaining all its other rights and remedies available to it in law and in equity.

17. Consent to Jurisdiction; Service of Process. This Agreement has been
    -----------------------  ------------------
executed and delivered in Chicago, Illinois. Seller and Purchaser each agrees to the exclusive jurisdiction of any state or Federal court within the City of Chicago, with respect to any claim or cause of action arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all services of process be made by registered or certified mail, return receipt requested, directed to it at its address set forth in Section 18(g), and service so made shall be deemed to be completed when received. Seller and Purchaser each waive any objection based upon forum non
                                                                   ---------
conveniens and waive any objection to venue of any action instituted hereunder.
----------
Nothing in this Section 17 shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law. Seller and Purchaser each waives the right to a jury trial in connection with any suit, action or proceeding seeking enforcement of such party's rights under, or by virtue of any party's breach of, this Agreement.

18. Miscellaneous.
    -------------

     (a) Entire Agreement. This Agreement contains the entire agreement of the
         ----------------
parties hereto with respect to the subject matter of this Agreement. Any and all prior discussions or agreements with respect hereto are merged into and superseded by the terms of this Agreement. This Agreement may be modified or amended only in a writing signed by both parties which expressly refers to this Agreement and states its intention to modify or amend this Agreement. No such amendment or modification shall be effected by use of any purchase order, acknowledgment, invoice or other form of either party and in the event of conflict between the terms of this Agreement and any such form, the terms of this Agreement shall control (it being understood that no Purchase Order may contain terms which are inconsistent with the terms of this Agreement).

     (b) Non-waiver. The failure in any one or more instances of a party to
         ----------
insist upon performance of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but shall continue and remain in full force as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

     (c) Counterparts. This Agreement may be executed in multiple counterparts,
         ------------
each of which shall be deemed to be an original and all such counterparts shall constitute but one instrument.

     (d) Assignment. Neither party shall assign this Agreement, in whole or in
         ----------
part, without the prior written consent of the other party, provided, however,
                                                            --------  -------
that any party, its successors and other permitted assigns may assign this Agreement and its rights and obligations hereunder, to a successor to or assignee of substantially all of the assets and business of the assignor to which this Agreement applies, or as a result of a merger or consolidation or to an Affiliate, its successors or other permitted assigns. Any assignment or attempted assignment in contravention of the foregoing shall be null and void, shall be considered a material breach of the Agreement and shall permit the other party, in addition to any other rights and remedies which may be available by law or in equity, to terminate this Agreement.

     (e) Severability and Violation of Laws. The invalidity of any provision of
         ----------------------------------
this Agreement or a portion of the provisions shall not effect the validity of any other provision of this Agreement or the remaining portion of the applicable provision. Notwithstanding anything herein to the contrary, no party shall be obligated to perform any obligation herein or comply with any provision herein to the extent such obligation or provision conflicts with or is in violation of any applicable law.

     (f) Applicable Law. This Agreement shall be governed and controlled as to
         --------------
validity, enforcement, interpretation, construction, effect and all other respects while the internal laws of the State of Illinois applicable to contracts made in that state, without giving effect to the conflict of laws principles thereof.

     (g) Notices. All notices and other communications hereunder, shall be in
         -------
writing and shall be deemed validly given if delivered personally or sent by certified or registered mail, postage prepaid, or by telex, fax or cable to the following addresses, unless otherwise designated or changed by written notice to the other parties hereto:

            If to Agrico addressed to:

            2345 Waukegan Road
            Suite E-200
            Bannockburn, IL  60015
            Attention:  Bob Turner
            Fax:  (847) 607-3535

            with a copy to:

            IMC Global Inc.
            2100 Sanders Road
            Northbrook, Illinois 60062-6146
            Attention: General Counsel
            Fax: (847) 205-4916

            If to Kalium addressed to:

            2345 Waukegan Road
            Suite E-200
            Bannockburn, IL  60015
            Attention:  Bob Turner
            Fax:  (847) 607-3535

            with a copy to:

            IMC Global Inc.
            2100 Sanders Road
            Northbrook, Illinois 60062-6146
            Attention: General Counsel
            Fax: (847) 205-4916

            If to Purchaser addressed to:

            Royster-Clark, Inc.
            10 Rockefeller Plaza, Suite 1120
            New York, New York 10020
            Attention:  Randolph G. Abood
            Fax: (212) 332-2994

Any notice delivered personally shall be deemed received when such delivery is tendered and if mailed in one of the manners provided above, it shall be deemed received on the second business day after it is postmarked. Notices sent by other methods shall be deemed received when actually received by the addressee or its authorized agent.

     (h) Headings. The Section headings as to the contents of particular
         --------
Sections are for the convenience of the parties and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular Sections to which they refer.

     (i) Bankruptcy/Insolvency. If either Purchaser or Seller becomes insolvent
         ---------------------
or ceases to function as a going concern, or if a receiver for it is appointed or applied for, or a petition under any bankruptcy or reorganization statute is filed by it or against it, or if it makes an assignment for the benefit of creditors or takes advantage of any insolvency statute, the other party hereto, in addition to any other rights and remedies which may be available by law or in equity, may terminate this Agreement.

     (j) Confidentiality. During the Term, the parties shall keep in strict
         ---------------
confidence the content of this Agreement and all information disclosed by the other parties hereunder or Affiliates of such parties unless otherwise required by a governmental body or a court of law or by the applicable rules of any stock exchange.

     (k) Good Faith. Each party shall at all times act in good faith in taking
         ----------
all actions and performing all obligations, covenants and agreements in connection with the transaction contemplated hereby.

     (l) Setoff. Purchaser and Seller each hereby waives all rights of setoff
         ------
and recoupment it may have against the other party hereto with respect to all amounts which may be owed from time to time pursuant to this Agreement.

     (m) Binding Effect. This Agreement shall inure to the benefit of and be
         --------------
binding upon the parties hereto, and their successors and permitted assigns.

      (n) No Consequential Damages. IN NO EVENT SHALL SELLER OR PURCHASER BE
          ------------------------
LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL (INCLUDING LOSS OF PROFIT) OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT, WHETHER BASED ON BREACH OF CONTRACT, BREACH OF WARRANTY, STRICT LIABILITY IN TORT OR ANY OTHER CAUSE OF ACTION.

      (o) Storage and Handling Agreements. Within 45 days following the date of
          -------------------------------
this Agreement, Purchaser and Agrico agree to enter into Storage and Handling

Agreements in the form attached as Exhibit A hereto (the "Phosphate Warehousing
                                   -------                ---------------------
Agreements"), and Purchaser and Kalium agree to enter into Storage and Handling
----------
Agreements in the form attached as Exhibit B hereto (the "Potash Warehousing
                                                          ------------------
Agreements" and, together with the Phosphate Warehousing Agreement,
----------
collectively, the "Warehousing Agreements" or, individually, a "Warehousing
                   ----------------------                       -----------
Agreement"). The Warehousing Agreements will provide for storage and handling at
---------
each of the facilities of IMC AgriBusiness which are being used by Kalium and Agrico, respectively, to store Product as of the date hereof. The forms of each of the Potash Warehousing Agreements and the Phosphate Warehousing Agreements will be completed based upon the present arrangements under which Product is stored at such facilities. Until the parties enter into the Warehousing Agreements, the terms of such arrangements will be continued based upon existing letter agreements between IMC AgriBusiness Inc. and each Seller.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.



                                 IMC KALIUM LTD.

 By:  /s/ Lynn F. White
      -----------------------------
 Its: SVP
      -----------------------------

                                 IMC-AGRICO COMPANY
                                 By: IMC-AGRICO MP, INC.,
                                       its managing general partner

 By:  /s/ Lynn F. White
      -----------------------------
 Its: SVP
      -----------------------------


                                 ROYSTER-CLARK, INC.


 By:  /s/ G. Kenneth Moshenek
      -----------------------------
 Its:
      -----------------------------

                                                                       Exhibit A

                         STORAGE AND HANDLING AGREEMENT


     THIS AGREEMENT made this ____ day of __________, 1999 between ROYSTER-CLARK, INC., a Delaware Corporation, having its principal office at
_____________________________________________________________________________
(hereinafter called "WAREHOUSEMAN") and IMC-AGRICO Company, a Delaware General Partnership, having its principal office at 2100 Sanders Road, Northbrook, IL, 60062 (hereinafter called "IMC-AGRICO");

                              W I T N E S S E T H:

     WHEREAS, IMC-AGRICO desires to have certain of its Product (as hereinafter defined) stored and handled at______________________________ and WAREHOUSEMAN is willing to provide such storage and handling.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set out herein, the parties agree as follows:

     1. TERM: The initial term of this Agreement shall begin on the date herof
        -----
and shall end on the first anniversary of the date hereof. This Agreement shall automatically renew for an indefinite number of successive one (1) year renewal terms at the end of the initial term and each such renewal term unless and until terminated by either WAREHOUSEMAN or IMC-AGRICO upon written notice to the other, effective at the end of the initial term or the then current renewal term, delivered not less than sixty (60) days before the end of the initial term or the then current renewal term. The rates, charges and other terms and conditions during any renewal term shall be the same as the rates, charges and other terms and conditions during the term immediately preceding that renewal term unless otherwise agreed by WAREHOUSEMAN and IMC-AGRICO in writing not less than sixty (60) days before the beginning of that renewal term.

     2. PROVISIONS OF FACILITIES: WAREHOUSEMAN shall provide adequate segregated
        -------------------------
storage space for __________ tons of IMC-AGRICO's ______________ (hereinafter called "Product") at WAREHOUSEMAN's warehouse facility located in _________ (City or Town), ________(State or Province) (hereinafter called the "Facility"); WAREHOUSEMAN shall not store IMC-AGRICO's Product at any other location without IMC-AGRICO's prior written consent. If such consent is provided, such other locations shall be the designated "Facility" hereunder.

WAREHOUSEMAN shall not commingle IMC-AGRICO's Product with any other product without IMC-AGRICO's prior written consent.

     3. STORAGE AND HANDLING: IMC-AGRICO's Product received by WAREHOUSEMAN and
        ---------------------
stored hereunder shall be delivered to WAREHOUSEMAN by __________________ and shall be shipped out by __________________. WAREHOUSEMAN shall be responsible for IMC-AGRICO's Product from the time it arrives at the Facility until such time as Product is loaded for shipment from the Facility. WAREHOUSEMAN agrees that it will follow, in all material respects, the procedures described in Schedule A attached hereto and incorporated herein by reference in the storage and handling of IMC-AGRICO's Product.

     4. CHARGES: WAREHOUSEMAN shall charge IMC-AGRICO for contracted services
        --------
according to Schedule B attached hereto and incorporated herein by reference.

     The charges for first month's storage and handling shall be paid by IMC-AGRICO upon receipt by IMC-AGRICO of a proper invoice from WAREHOUSEMAN, based on origin inbound bills of lading. Subsequent storage and other charges will be paid monthly upon receipt by IMC-AGRICO of a proper invoice from WAREHOUSEMAN detailing the charges for the preceding month. All invoices are due and payable within thirty (30) days following the invoice date provided that IMC-AGRICO need not pay disputed charges pending resolution of said dispute. WAREHOUSEMAN shall not assert against IMC-AGRICO any warehouseman's lien on IMC-AGRICO's Product stored under this Agreement, including any such lien arising under Section 7-209 of the Uniform Commercial Code, except for a warehouseman's lien limited in amount to those accrued and unpaid warehouse fees owing under this Agreement and invoiced by WAREHOUSEMAN to IMC-AGRICO as hereinabove provided.

     5. ACCESS TO FACILITY: IMC-AGRICO's representatives shall have full access
        -------------------
to the Facility at reasonable intervals during normal working hours in order to inspect the Facility, take inventory of IMC-AGRICO's Product stored therein, and examine all of WAREHOUSEMAN's records pertaining to IMC-AGRICO's Product.

     6. TITLE: IMC-AGRICO shall retain title to all IMC-AGRICO Product received
        ------
by WAREHOUSEMAN. WAREHOUSEMAN's responsibility for IMC-AGRICO's Product shall be limited exclusively to the supplying storage space and handling of Product, as specified in Schedule A attached hereto and incorporated herein by reference.

     7. SHRINKAGE: WAREHOUSEMAN's responsibility for IMC-AGRICO's Product shall
        ----------
be limited exclusively to the supplying of storage space and careful handling of the Product as specified in Schedule A attached hereto; and to shipping out, pursuant to Sections 3 and 8 hereof, not less than 99% of the quantity of each Product received by WAREHOUSEMAN. It is understood that the above 1% shrinkage allowance shall be based upon actual shrinkage and WAREHOUSEMAN shall not be entitled to retain IMC-AGRICO's Product up to the allowable shrinkage. Shrinkage shall be determined by comparison of origin inbound certified weight receipts and outbound certified weight receipts, when physical inventory is at a zero level. WAREHOUSEMAN shall be responsible for any Product loss or damage in excess of the allowable shrinkage. Payment for shrinkage in excess of that provided above shall be at IMC-AGRICO's current price at mine or production point, plus transportation from such mine or production point to WAREHOUSEMAN's Facility, plus WAREHOUSEMAN's inbound handling charge.

     Settlement for shrinkage shall be made each time inventory reaches a zero level, which such action shall be taken not less than once every contract year, and there shall be no carry-over from year to year of unused shrinkage allowance. IMC-AGRICO shall not be obligated to pay WAREHOUSEMAN for any accumulated, unused credit which remains after settlement hereunder on termination.

     8. LOADING INSTRUCTIONS: On written instructions from IMC-AGRICO,
        ---------------------
WAREHOUSEMAN shall use its reasonable best efforts to load each truck and/or railcar to maximum legal capacity to gain the minimum tariff rate provided for said truck and/or railcar. Any costs or penalties associated with overloads shall be for the account of WAREHOUSEMAN.

     9. INSURANCE: IMC-AGRICO agrees to insure or self-insure its Product stored
        ----------
by WAREHOUSEMAN against all risks covered by IMC-AGRICO's Fire and Extended Coverage Insurance. WAREHOUSEMAN shall, at its own expense, maintain insurance as follows for the terms of this Agreement:

              A. Workers' Compensation Insurance as prescribed by law and
                 -------------------------------
     Employer's Liability insurance with a limit per accident of not less than $500,000. If WAREHOUSEMAN's workers' compensation liability is required to be insured with a state fund, WAREHOUSEMAN shall furnish IMC-AGRICO with evidence that is satisfactory to IMC-AGRICO that WAREHOUSEMAN is so insured.

              B. All Risk Comprehensive General Liability Insurance covering
                 --------------------------------------------------
     public liability, property damage insurance, with respect to the Facility, including a contractual liability provision to cover the liability assumed by WAREHOUSEMAN under this Agreement and automobile liability, all with a combined single limit for bodily injury and property damage liability of not less than $1,000,000 with respect to any one occurrence.

WAREHOUSEMAN shall deliver to IMC-AGRICO Certificates of Insurance evidencing the issuance of the required policies and the fact that they are in force, and stating that such policies will not be canceled or materially changed without sixty (60) days prior notice to IMC-AGRICO. Such insurance policies shall be obtained from companies satisfactory to IMC-AGRICO.

     10. SUBCONTRACTOR INSURANCE: If any of WAREHOUSEMAN's obligations under
         ------------------------
this Agreement are, with IMC-AGRICO's prior written consent, subcontracted, WAREHOUSEMAN shall require each subcontractor to maintain insurance as described in Section 9 hereof and shall provide IMC-AGRICO with evidence of such insurance.

     11. LIABILITY:
         ----------

              A. IMC-AGRICO, its partners and/or affiliates (including but not limited to IMC Global Inc., IMC Global Operations Inc. and Phosphate Resource Partners Limited Partnership), and/or their agents, officers, directors, attorneys and/or employees, shall not be responsible or liable to WAREHOUSEMAN or to any of WAREHOUSEMAN's agents, including WAREHOUSEMAN's insurance carrier, for any workers' compensation benefits paid to WAREHOUSEMAN's employees. WAREHOUSEMAN waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against IMC-AGRICO, its partners and/or affiliates (including but not limited to IMC Global Inc., IMC Global Operations Inc. and Phosphate Resource Partners Limited Partnership), and/or their agents, officers, directors, attorneys and/or employees, for sums paid or to be paid by IMC-AGRICO, relating to any payments made to WAREHOUSEMAN's employees by WAREHOUSEMAN pursuant to its workers' compensation obligations. WAREHOUSEMAN also waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against IMC-AGRICO, its partners and/or affiliates (including but not limited to IMC Global Inc., IMC Global Operations Inc. and Phosphate Resource Partners Limited Partnership), and/or their agents, officers, directors, attorneys and/or employees, for any sums paid or to be paid by IMC-AGRICO, relating to any actions or claims by WAREHOUSEMAN's employees against IMC-AGRICO, its partners and/or affiliates (including but not limited to IMC Global Inc., IMC Global Operations Inc. and Phosphate Resource Partners Limited Partnership), and/or their agents, officers, directors, attorneys and/or employees. IN NO EVENT SHALL IMC-AGRICO, ITS PARTNERS AND/OR AFFILIATES, AND/OR THEIR AGENTS, OFFICERS, DIRECTORS, ATTORNEYS AND/OR EMPLOYEES, BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON

     NEGLIGENCE, BREACH OF CONTRACT, BREACH OF WARRANTY, OR OTHERWISE.

              B. WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, shall not be responsible or liable to IMC-AGRICO or to any of IMC-AGRICO's agents, including IMC-AGRICO's insurance carrier, for any workers' compensation benefits paid to IMC-AGRICO's employees. IMC-AGRICO waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, for sums paid or to be paid by WAREHOUSEMAN, relating to any payments made to IMC-AGRICO's employees by IMC-AGRICO pursuant to its workers' compensation obligations. IMC-AGRICO also waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, for any sums paid or to be paid by WAREHOUSEMAN, relating to any actions or claims by IMC-AGRICO's employees against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees. IN NO EVENT SHALL WAREHOUSEMAN, ITS PARTNERS AND/OR AFFILIATES, AND/OR THEIR AGENTS, OFFICERS, DIRECTORS, ATTORNEYS AND/OR EMPLOYEES, BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON NEGLIGENCE, BREACH OF CONTRACT, BREACH OF WARRANTY, OR OTHERWISE.

     12. INDEMNIFICATION:
         ----------------

              A. WAREHOUSEMAN agrees to indemnify, defend, and hold harmless IMC-AGRICO, its partners and affiliates (including but not limited to IMC Global Inc., IMC Global Operations Inc. and Phosphate Resource Partners Limited Partnership), and their agents, insurers, officers, attorneys, directors, and employees, from and against any and all liabilities, losses, expenses, damages, demands and claims, including third party claims for contribution, attorneys' fees, arising out of injury or alleged injury to any persons (including death), damage or alleged damage to any property (including IMC-AGRICO's Product stored under this Agreement), any adulteration, misformulation or contamination of IMC's raw materials or finished goods, any violation or alleged violation of any environmental, health or safety laws, whether federal, state or local, or any "release" or "threatened release" of any "hazardous substance" (as those terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq. or the Resource Conservation
                                          -------
     and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.) resulting
                                             -------
     from or occurring in connection with WAREHOUSEMAN's possession or handling of any IMC-AGRICO Product or other performance by WAREHOUSEMAN under this Agreement but only if due to the negligence or willful act or omission of WAREHOUSEMAN, its employees, agents, representatives or subcontractors. The parties intend this provision to be construed broadly.

              B. IMC-AGRICO agrees to indemnify, defend, and hold harmless WAREHOUSEMAN, its partners and affiliates, and their agents, insurers, officers, attorneys, directors, and employees, from and against any and all liabilities, losses, expenses, damages, demands and claims, including third party claims for contribution, attorneys' fees, arising out of injury or alleged injury to any persons (including death), damage or alleged damage to any property, any adulteration, misformulation or contamination of IMC-AGRICO's raw materials or finished goods, any violation or alleged violation of any environmental, health or safety laws, whether federal, state or local, or any "release" or "threatened release" of any "hazardous substance" (as those terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq. or the Resource Conservation and Recovery Act, 42 U.S.C.
          ------
     ss.ss. 6901 et seq.) resulting from or occurring in connection with
                 ------
     IMC-AGRICO's production or handling of any its Product or other performance by IMC-AGRICO under this Agreement. The parties intend this provision to be construed broadly.

     13. INDEPENDENT CONTRACTOR: In the performance of the Agreement,
         -----------------------
WAREHOUSEMAN will not be under IMC-AGRICO's control as to the persons engaged by WAREHOUSEMAN to assist in said performance, or to the means and methods employed by WAREHOUSEMAN in accomplishing said performance, WAREHOUSEMAN's responsibility to IMC-AGRICO being only for results in accordance with arrangements set forth herein. All employees, agents, or other representatives engaged by WAREHOUSEMAN in connection with the performance of this Agreement will be of WAREHOUSEMAN's own account, and at WAREHOUSEMAN's own expense, and the terms and tenure and hours of their employment and their wages or salaries shall be under WAREHOUSEMAN's exclusive control and direction at all times.

     It is further understood and agreed by the parties hereto that WAREHOUSEMAN is, and for all purposes shall be considered, an independent contractor and fully and exclusively liable: (a) for the payment of any and all taxes now or hereafter imposed by any governmental authority which are measured by wages, salaries, or commissions paid to persons in its employment; (b) for any accident to persons or property that may occur at the Facility or on other premises of WAREHOUSEMAN; and

(c) to procure and maintain such workers' compensation insurance covering its employees as may be required by law.

     14. COMPLIANCE WITH LAWS:
         ---------------------

              A. WAREHOUSEMAN and its facilities will comply in all material respects with any and all applicable laws, statutes, regulations, rules, ordinances, and orders (including but not limited to environmental, health and safety laws and regulations). WAREHOUSEMAN agrees to provide prompt notice to IMC-AGRICO of any inspection carried out by any federal, state, or local official to determine WAREHOUSEMAN'S (or its facilities) compliance with such requirements. (Such notice will be made by __________ to __________ and will be followed by written notification to ___________.) In that regard, should any fines, penalties, or like impositions be levied by reason of WAREHOUSEMAN's failure to fulfill its obligations under this
     Section 14, WAREHOUSEMAN does specifically agree that it shall have sole and complete responsibility therefor and does hereby release, discharge, indemnify and hold IMC-AGRICO harmless therefrom to the extent caused by WAREHOUSEMAN'S breach. WAREHOUSEMAN agrees to promptly inform IMC-AGRICO of all allegations of any adverse health or environmental effect associated with release of or exposure to IMC-AGRICO'S raw materials or finished goods subject to this Agreement (including but not limited to, accidental environmental releases of IMC-AGRICO'S products or reports from WAREHOUSEMAN'S employees of such illnesses or injuries).

              B. IMC-AGRICO and its facilities will comply in all material respects with any and all applicable laws, statutes, regulations, rules, ordinances, and orders (including but not limited to environmental, health and safety laws and regulations). IMC-AGRICO agrees to provide prompt notice to WAREHOUSEMAN of any inspection carried out by any federal, state, or local official to determine IMC-AGRICO'S (or its facilities) compliance with such requirements. (Such notice will be made by __________ to __________ and will be followed by written notification to ___________.) In that regard, should any fines, penalties, or like impositions be levied by reason of IMC-AGRICO's failure to fulfill its obligations under this
     Section 14, IMC-AGRICO does specifically agree that it shall have sole and complete responsibility therefor and does hereby release, discharge, indemnify and hold WAREHOUSEMAN harmless therefrom to the extent caused by IMC-AGRICO'S breach. IMC-AGRICO agrees to promptly inform WAREHOUSEMAN of all allegations of any adverse health or environmental effect associated with release of or exposure to WAREHOUSEMAN'S raw materials or finished goods subject to this Agreement (including but not limited to, accidental environmental releases of

     WAREHOUSEMAN'S products or reports from IMC-AGRICO'S employees of such illnesses or injuries).

     15. TAXES AND FEES: All taxes assessed against WAREHOUSEMAN for the
         ---------------
operation of its warehousing business, as well as the cost of any permits and licenses for said business, shall be for the account of WAREHOUSEMAN. IMC-AGRICO shall pay all ad valorem taxes which may be levied against the Product stored for IMC-AGRICO.

     16. EXCUSE OF NONPERFORMANCE: Neither IMC-AGRICO, its partners and
         -------------------------
affiliates, and/or their agents, officers, directors, attorneys and/or employees, nor WAREHOUSEMAN, and/or its agents, officers, directors and/or employees, shall be responsible to the other for any failure to perform hereunder as a result of any cause beyond its reasonable control including, without limitation, acts of God, the public enemy, any accident, explosion, fire, storm, earthquake, flood, drought, strikes, lockouts, labor disputes, riots, sabotage, war (whether or not declared) or civil unrest, failure or delay of transportation beyond the reasonable control of the party affected thereby, inability to obtain supplies, equipment, fuel, power, labor or other operational necessity beyond the reasonable control of the party effected thereby, or interruption or curtailment of power supply, if the party claiming such inability to perform shall have promptly notified the other party, by telephone and by writing, of the existence and expected duration thereof and the estimated effect thereof on its ability to perform hereunder, and shall have proceeded diligently to correct such inability to perform to the extent reasonably possible. Should WAREHOUSEMAN fail to perform or become unable to perform loading or unloading or storage services for IMC-AGRICO as a result of any such cause beyond its reasonable control, IMC-AGRICO will be entitled to an abatement of any storage and guaranteed throughput charges hereunder, calculated pro rata on the respective storage or guaranteed throughput charge for the period of the failure. The party claiming an inability to perform shall promptly notify the other party when such inability has ceased to affect its ability to perform hereunder.

     Neither IMC-AGRICO nor WAREHOUSEMAN shall be required to resolve labor disputes or disputes with suppliers of raw materials, supplies, equipment, fuel or power, except in accordance with such party's business judgment as to its best interest. Nevertheless, in the event of a work stoppage at the Facility due to strike or other labor difficulty, WAREHOUSEMAN will make all reasonable efforts to handle IMC-AGRICO's Product with WAREHOUSEMAN's supervisory help.

     17. DEFAULT:
         --------

              A. Any one or more of the following events shall constitute a default by WAREHOUSEMAN under this Agreement: (a) if WAREHOUSEMAN fails or neglects to perform, keep or observe, in all material respects, any term, provision, condition, covenant, warranty or representation contained in this Agreement, which term, provision, condition, covenant, warranty or representation is required to be performed, kept or observed by WAREHOUSEMAN; (b) if any representation, statement, or warranty made or furnished by or on behalf of WAREHOUSEMAN is not true and correct in all material respects when made; (c) if WAREHOUSEMAN fails to pay when due and payable or declared due and payable any of its liabilities to IMC-AGRICO;
     (d) if all or any of WAREHOUSEMAN's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (e) if a proceeding under the Bankruptcy Code shall be filed by or against WAREHOUSEMAN; (f) if WAREHOUSEMAN shall make an assignment for the benefit of creditors; (g) if any proceeding is filed or commenced by or against WAREHOUSEMAN for its dissolution or liquidation; (h) if a notice of lien, levy or assessment is filed of record with respect to all or any of WAREHOUSEMAN's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency, or if any taxes or debts owing at any time or times hereafter to any one or more of them becomes a lien, whether choate or otherwise, upon all or any of WAREHOUSEMAN's assets; or (i) if a judgment or other claim becomes a lien or encumbrance upon all or any of WAREHOUSEMAN's assets; provided, however, that WAREHOUSEMAN shall not be deemed to be in default under subsections (a)-(d) or (g)-(i) of this
     Section 17 if WAREHOUSEMAN remedies the event of default within thirty (30) days after written notice from IMC-AGRICO of the existence of such event of default.

              Upon the occurrence of an event of default by WAREHOUSEMAN under this Agreement, IMC-AGRICO shall have the right, at its sole option, and in addition to any other right or remedy available to IMC-AGRICO, to terminate this Agreement by written notice. In addition, IMC-AGRICO shall have the right to take possession of all Product in which it retains title or other interest hereunder in a manner permitted by law without liability for trespass or for damages. Any re-entry, resumption, or possession of the Facility by IMC-AGRICO shall in no event be deemed to be a surrender of this Agreement or a waiver of any right or remedy of IMC-AGRICO under this Agreement.

              B. Any one or more of the following events shall constitute a default by IMC-AGRICO under this Agreement: (a) if IMC-AGRICO fails or neglects to perform, keep or observe, in all material respects, any term, provision, condition, covenant, warranty or representation contained in this Agreement, which term, provision, condition, covenant, warranty or representation is required to be performed, kept or observed by IMC-AGRICO;
     (b) if any representation, statement, or warranty made or furnished by or on behalf of IMC-AGRICO is not true and correct in all material respects when made; (c) if IMC-AGRICO fails to pay when due and payable or declared due and payable any of its liabilities to WAREHOUSEMAN; (d) if a proceeding under the Bankruptcy Code shall be filed by or against IMC-AGRICO; (e) if IMC-AGRICO shall make an assignment for the benefit of creditors; provided, however, that IMC-AGRICO shall not be deemed to be in default under subsections (a)-(c) of this Section 17 if IMC-AGRICO remedies the event of default within thirty (30) days after written notice from WAREHOUSEMAN of the existence of such event of default.

              Upon the occurrence of an event of default by IMC-AGRICO under this Agreement, WAREHOUSEMAN shall have the right, at its sole option, and in addition to any other right or remedy available to WAREHOUSEMAN, to terminate this Agreement by written notice.

              If IMC-AGRICO shall be late in making any payment hereunder (other than for payments which are the subject of a good faith dispute between the parties, as to which no penalty shall accrue until the dispute has been resolved), all late payments shall bear interest from the due date to the date of payment in full at the rate of one and one-half percent (1.5%) per month.

     18. WAIVER: The waiver by either party hereto of any breach of or other
         -------
default under this Agreement (or any earlier Agreement between the parties) by the other party hereto shall not be deemed to be a waiver of any successive breach of this Agreement. Each and every right, power and remedy may be excused from time to time and so often and in such order as may be deemed expedient by the party, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter, any other right, power or remedy.

     19. BINDING EFFECT: This Agreement shall be binding upon and shall inure to
         ---------------
the benefit of the parties hereto and their respective successors and assigns; provided that no party hereto shall assign, or subcontract any of its obligations under, this Agreement in whole or in part without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

     20. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement
         -----------------
between the parties relative to the transaction contemplated hereby and supersedes any and all correspondence or other agreements whether written or oral relating to the subject matter hereof.

     21. AMENDMENTS: This Agreement may be amended only by written document
         -----------
signed by duly authorized representatives or employees of each of the parties hereto; provided, however, that any printed terms or conditions on warehouse receipts or any other printed forms used by WAREHOUSEMAN in connection with its performance hereunder shall not have the effect of amending this Agreement in any respect unless specifically identified and accepted in writing as an amendment of this Agreement by a duly authorized representative of IMC-AGRICO; provided further, that the terms and conditions set forth herein shall be deemed to supersede language contained in warehouse receipts or any other printed forms used by WAREHOUSEMAN in connection with its performance hereunder.

     22. FINANCING STATEMENTS: As reasonably required by IMC-AGRICO to protect
         ---------------------
and perfect its interest in its Product placed into storage hereunder, WAREHOUSEMAN shall, at the request of IMC-AGRICO, join with IMC-AGRICO in executing one or more financing statements (UCC-1 Form) pursuant to Article 9 of the Uniform Commercial Code as enacted by the State in which WAREHOUSEMAN's Facility is located for filing with the appropriate state and/or county officials, and post signs as provided by IMC-AGRICO to identify IMC-AGRICO Product as belonging to IMC-AGRICO.

     23. PARAGRAPH HEADINGS: Paragraph headings have been inserted in the
         -------------------
Agreement for convenience. If they conflict with text in the construction of this Agreement, the text shall control.

     24. NOTICES: Any notice under the Agreement shall be in writing and shall
         --------
be delivered personally or by certified mail, return receipt request, postage prepaid, as follows:

     TO IMC-AGRICO:            2345 Waukegan Road
                               Suite E-200
                               Bannockburn, IL, 60015

     TO WAREHOUSEMAN: _________________________

                      _________________________

                      _________________________

     25. GOVERNING LAW: Without regard to principles of conflicts of laws, this
         --------------
Agreement shall be construed in accordance with, and any and all disputes arising under or out of this Agreement shall be governed by, the laws and decisions of the State of ______________.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                 ---------------------------------
                                 (WAREHOUSEMAN)

                                 BY
                                   -------------------------------

                                 ITS
                                    ------------------------------


                                 IMC-AGRICO COMPANY, a Delaware
                                 general partnership.

                                 By: IMC-AGRICO MP, INC.,
                                       a Delaware corporation as
                                       its managing general partner

                                 BY
                                   -------------------------------

                                 ITS
                                    ------------------------------

                 "SCHEDULE A" TO STORAGE AND HANDLING AGREEMENT
                 ----------------------------------------------

  I.    HANDLING PRODUCT
        ----------------

                  A. WAREHOUSEMAN shall not unload or load Product under adverse weather conditions such as rain, snow, sleet, hail or drizzle if unloading or loading stations are located in an exposed area.

                  B. WAREHOUSEMAN shall immediately advise IMC-AGRICO by telephone and withhold unloading, pending inspection by IMC-AGRICO, if any inbound shipments of Product show any evidence of damage or other unsatisfactory condition. Demurrage caused by delay in unloading pending inspection and instructions shall be for IMC-AGRICO's account.

                  C. WAREHOUSEMAN shall unload barges/railcars at a rate of _________ net tons per eight-hour, weather-free day.

                  D. WAREHOUSEMAN shall screen and load bulk hopper cars and/or bulk trucks at the rate of ________ net tons per eight-hour weather-free day, excluding Saturdays, Sundays and holidays.

                  E. WAREHOUSEMAN shall be responsible for demurrage if it fails to meet the above minimum volume schedules, except if such failure is due to causes reasonably beyond WAREHOUSEMAN's control.

  II.   SUPPLIES
        --------
        IMC-AGRICO shall supply and WAREHOUSEMAN shall receive, handle and store, without charge, various receiving, shipping and inventory forms necessary for the performance of WAREHOUSEMAN's obligation hereunder.

  III.  QUALITY CONTROL
        ---------------
        WAREHOUSEMAN shall be certain at all times that Bulk Product is kept clean and dry, and that various grades are kept separate in the warehouse and free from adulteration or contamination by any incompatible material.

  IV.   EQUIPMENT
        ---------
        Equipment to be supplied by WAREHOUSEMAN shall include but not be limited to Equipment suitable for receiving and unloading bulk material from railcars and barges, and reloading to railcars or trucks.

  V.    STANDARD OF CARE
        ----------------
        WAREHOUSEMAN shall perform the contracted services in a manner consistent with that level of care and skill ordinarily exercised by other warehousemen in similar circumstances. WAREHOUSEMAN shall take reasonable efforts to protect Product from loss in quantity, damage, contamination, adulteration, or pilferage.

  VI.   EXTENDED HOURS OF SERVICE
        -------------------------
        Normal hours of operation are ____ a.m. to _____ p.m., Monday through Friday. During peak season, however, extended hours of service shall be provided. These extended hours of service during peak season will be provided at no additional cost or expense to IMC-AGRICO.

                 "SCHEDULE B" TO STORAGE AND HANDLING AGREEMENT
                 ----------------------------------------------
                             FOR IMC-AGRICO PRODUCT
                             ----------------------

                                     CHARGES
                                     -------

HANDLING IN-BULK    $ 3 per ton

HANDLING OUT-BULK   $ 3 per ton

Storage charges are included in the handling charges above. Compensation to WAREHOUSEMAN for its performance of the following services shall be included in the charges for storage and handling set out above:

Acknowledging of receipts of Product on behalf of IMC-AGRICO on inbound bills of lading; ordering of transportation equipment for outbound shipments as requested by IMC-AGRICO; in the case of bulk shipments, requesting the weighing of outbound materials and providing IMC-AGRICO with completed copies of certified weight certificates; preparing bills of lading and other necessary documents for outbound shipments; maintaining adequate records relating to receipts, shipments, purchases by WAREHOUSEMAN and inventory in reasonable detail as IMC-AGRICO shall require; and advising IMC-AGRICO as of the beginning of each working day of all shipments of Product handled on the immediately preceding working day. IMC-AGRICO may supply WAREHOUSEMAN, for its use only during the term of this Agreement, with a personal computer interface system ("PC Interface"). In such case WAREHOUSEMAN shall use the PC Interface to monitor all inventories of IMC-AGRICO Product by daily entering all additions to and subtractions from inventories, in accordance with IMC-AGRICO's instructions.

                                                                       Exhibit B

                         STORAGE AND HANDLING AGREEMENT


     THIS AGREEMENT made this _____ day of _____________, 1999 between between ROYSTER-CLARK, INC., a Delaware Corporation, having its principal office at
_____________________________________________________________________________
Corporation, having its principal office at
_____________________________________________________________________________
(hereinafter called "WAREHOUSEMAN") and IMC Kalium Ltd., a Delaware Corporation, having its principal office at 2345 Waukegan Road, Suite E-200, Bannockburn, IL, 60015 (hereinafter called "IMC KALIUM")

                              W I T N E S S E T H:

     WHEREAS, IMC KALIUM desires to have certain of its Product (as hereinafter defined) stored and handled at______________________________ and WAREHOUSEMAN is willing to provide such storage and handling.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set out herein, the parties agree as follows:

     1. TERM: The initial term of this Agreement shall begin on the date hereof
        -----
and shall end on the first anniversary of the date hereof. This Agreement shall automatically renew for an indefinite number of successive one (1) year renewal terms at the end of the initial term and each such renewal term unless and until terminated by either WAREHOUSEMAN or IMC KALIUM upon written notice to the other, effective at the end of the initial term or the then current renewal term, delivered not less than sixty (60) days before the end of the initial term or the then current renewal term. The rates, charges and other terms and conditions during any renewal term shall be the same as the rates, charges and other terms and conditions during the term immediately preceding that renewal term unless otherwise agreed by WAREHOUSEMAN and IMC KALIUM in writing not less than sixty (60) days before the beginning of that renewal term.

     2. PROVISIONS OF FACILITIES: WAREHOUSEMAN shall provide adequate segregated
        -------------------------
storage space for __________ tons of IMC KALIUM's ______________ (hereinafter called "Product") at WAREHOUSEMAN's warehouse facility located in _________ (City or Town), ________(State or Province) (hereinafter called the "Facility"); WAREHOUSEMAN shall not store IMC KALIUM's Product at any other location without IMC KALIUM's prior written consent. If such consent is provided, such other locations shall be the designated "Facility" hereunder. WAREHOUSEMAN shall not commingle IMC KALIUM's Product with any other product without IMC KALIUM's prior written consent.

     3. STORAGE AND HANDLING: IMC KALIUM's Product received by WAREHOUSEMAN and
        ---------------------
stored hereunder shall be delivered to WAREHOUSEMAN by __________________ and shall be shipped out by __________________. WAREHOUSEMAN shall be responsible for IMC KALIUM's Product from the time it arrives at the Facility until such time as Product is loaded for shipment from the Facility. WAREHOUSEMAN agrees that it will follow, in all material respects, the procedures described in Schedule A attached hereto and incorporated herein by reference in the storage and handling of IMC KALIUM's Product.

     4. CHARGES: WAREHOUSEMAN shall charge IMC KALIUM for contracted services
        --------
according to Schedule B attached hereto and incorporated herein by reference.

     The charges for first month's storage and handling shall be paid by IMC KALIUM upon receipt by IMC KALIUM of a proper invoice from WAREHOUSEMAN, based on origin inbound bills of lading. Subsequent storage and other charges will be paid monthly upon receipt by IMC KALIUM of a proper invoice from WAREHOUSEMAN detailing the charges for the preceding month. All invoices are due and payable within thirty (30) days following the invoice date provided that IMC KALIUM need not pay disputed charges pending resolution of said dispute. WAREHOUSEMAN shall not assert against IMC KALIUM any warehouseman's lien on IMC KALIUM's Product stored under this Agreement, including any such lien arising under Section 7-209 of the Uniform Commercial Code, except for a warehouseman's lien limited in amount to those accrued and unpaid warehouse fees owing under this Agreement and invoiced by WAREHOUSEMAN to IMC KALIUM as hereinabove provided.

     5. ACCESS TO FACILITY: IMC KALIUM's representatives shall have full access
        -------------------
to the Facility at reasonable intervals during normal working hours in order to inspect the Facility, take inventory of IMC KALIUM's Product stored therein, and examine all of WAREHOUSEMAN's records pertaining to IMC KALIUM's Product.

     6. TITLE: IMC KALIUM shall retain title to all IMC KALIUM Product received
        ------
by WAREHOUSEMAN. WAREHOUSEMAN's responsibility for IMC KALIUM's Product shall be limited exclusively to the supplying storage space and handling of Product, as specified in Schedule A attached hereto and incorporated herein by reference.

     7. SHRINKAGE: WAREHOUSEMAN's responsibility for IMC KALIUM's Product shall
        ----------
be limited exclusively to the supplying of storage space and careful handling of the Product as specified in Schedule A attached hereto; and to shipping out, pursuant to Sections 3 and 8 hereof, not less than 99% of the quantity of each Product received by WAREHOUSEMAN. It is understood that the above 1% shrinkage allowance shall be based upon actual shrinkage and WAREHOUSEMAN shall not be entitled to retain IMC KALIUM's Product up to the allowable shrinkage. Shrinkage shall be determined by comparison of origin inbound certified weight receipts and outbound certified weight receipts, when physical inventory is at a zero level. WAREHOUSEMAN shall be responsible for any Product loss or damage in excess of the allowable shrinkage. Payment for shrinkage in excess of that provided above shall be at IMC KALIUM's current price at mine or production point, plus transportation from such mine or production point to WAREHOUSEMAN's Facility, plus WAREHOUSEMAN's inbound handling charge.

     Settlement for shrinkage shall be made each time inventory reaches a zero level, which such action shall be taken not less than once every contract year, and there shall be no carry-over from settlement period to settlement period of unused shrinkage allowance. IMC KALIUM shall not be obligated to pay WAREHOUSEMAN for any accumulated, unused credit which remains after settlement hereunder on termination.

     8. LOADING INSTRUCTIONS: On written instructions from IMC KALIUM,
        ---------------------
WAREHOUSEMAN shall use its reasonable best efforts to load each truck and/or railcar to maximum legal capacity to gain the minimum tariff rate provided for said truck and/or railcar. Any costs or penalties associated with overloads shall be for the account of WAREHOUSEMAN.

     9. INSURANCE: IMC KALIUM agrees to insure or self-insure its Product stored
        ----------
by WAREHOUSEMAN against all risks covered by IMC KALIUM's Fire and Extended Coverage Insurance. WAREHOUSEMAN shall, at its own expense, maintain insurance as follows for the terms of this Agreement:

              A. Workers' Compensation Insurance as prescribed by law and
                 -------------------------------
     Employer's Liability insurance with a limit per accident of not less than $500,000. If WAREHOUSEMAN's workers' compensation liability is required to be insured with a state fund, WAREHOUSEMAN shall furnish IMC KALIUM with evidence that is satisfactory to IMC KALIUM that WAREHOUSEMAN is so insured.

              B. All Risk Comprehensive General Liability Insurance covering
                 --------------------------------------------------
     public liability, property damage insurance, with respect to the Facility, including a contractual liability provision to cover the liability assumed by WAREHOUSEMAN under this Agreement and automobile liability, all with a combined single limit for bodily injury and property damage liability of not less than $1,000,000 with respect to any one occurrence.

WAREHOUSEMAN shall deliver to IMC KALIUM Certificates of Insurance evidencing the issuance of the required policies and the fact that they are in force, and stating that such policies will not be canceled or materially changed without sixty (60) days prior notice to IMC KALIUM. Such insurance policies shall be obtained from companies satisfactory to IMC KALIUM.

     10. SUBCONTRACTOR INSURANCE: If any of WAREHOUSEMAN's obligations under
         ------------------------
this Agreement are, with IMC KALIUM's prior written consent, subcontracted, WAREHOUSEMAN shall require each subcontractor to maintain insurance as described in Section 9 hereof and shall provide IMC KALIUM with evidence of such insurance.

     11. LIABILITY:
         ----------

              A. IMC KALIUM, its partners and/or affiliates (including but not limited to IMC Global Inc. and IMC Global Operations Inc.), and/or their agents, officers, directors, attorneys and/or employees, shall not be responsible or liable to WAREHOUSEMAN or to any of WAREHOUSEMAN's agents, including WAREHOUSEMAN's insurance carrier, for any workers' compensation benefits paid to WAREHOUSEMAN's employees. WAREHOUSEMAN waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against IMC KALIUM, its partners and/or affiliates (including but not limited to IMC Global Inc. and IMC Global Operations Inc.), and/or their agents, officers, directors, attorneys and/or employees, for sums paid or to be paid by IMC KALIUM, relating to any payments made to WAREHOUSEMAN's employees by WAREHOUSEMAN pursuant to its workers' compensation obligations. WAREHOUSEMAN also waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against IMC KALIUM, its partners and/or affiliates (including but not limited to IMC Global Inc. and IMC Global Operations Inc.), and/or their agents, officers, directors, attorneys and/or employees, for any sums paid or to be paid by IMC KALIUM, relating to any actions or claims by WAREHOUSEMAN's employees against IMC KALIUM, its partners and/or affiliates (including but not limited to IMC Global Inc. and IMC Global Operations Inc.), and/or their agents, officers, directors, attorneys and/or employees. IN NO EVENT SHALL IMC KALIUM, ITS PARTNERS AND/OR AFFILIATES, AND/OR THEIR AGENTS, OFFICERS, DIRECTORS, ATTORNEYS AND/OR EMPLOYEES, BE LIABLE FOR SPECIAL, INCIDENTAL OR

     CONSEQUENTIAL DAMAGES, WHETHER BASED UPON NEGLIGENCE, BREACH OF CONTRACT, BREACH OF WARRANTY, OR OTHERWISE.

              B. WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, shall not be responsible or liable to IMC KALIUM or to any of IMC KALIUM's agents, including IMC KALIUM's insurance carrier, for any workers' compensation benefits paid to IMC KALIUM's employees. IMC KALIUM waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, for sums paid or to be paid by WAREHOUSEMAN, relating to any payments made to IMC KALIUM's employees by IMC KALIUM pursuant to its workers' compensation obligations. IMC KALIUM also waives any claims, liens, causes of action, or any other rights it or its agents, including insurance carriers, may have against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees, for any sums paid or to be paid by WAREHOUSEMAN, relating to any actions or claims by IMC KALIUM's employees against WAREHOUSEMAN, its partners and/or affiliates, and/or their agents, officers, directors, attorneys and/or employees. IN NO EVENT SHALL WAREHOUSEMAN, ITS PARTNERS AND/OR AFFILIATES, AND/OR THEIR AGENTS, OFFICERS, DIRECTORS, ATTORNEYS AND/OR EMPLOYEES, BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON NEGLIGENCE, BREACH OF CONTRACT, BREACH OF WARRANTY, OR OTHERWISE.

     12. INDEMNIFICATION:
         ----------------

              A. WAREHOUSEMAN agrees to indemnify, defend, and hold harmless IMC KALIUM, its partners and affiliates (including but not limited to IMC Global Inc. and IMC Global Operations Inc.), and their agents, insurers, officers, attorneys, directors, and employees, from and against any and all liabilities, losses, expenses, damages, demands and claims, including third party claims for contribution, attorneys' fees, arising out of injury or alleged injury to any persons (including death), damage or alleged damage to any property (including IMC KALIUM's Product stored under this Agreement), any adulteration, misformulation or contamination of IMC's raw materials or finished goods, any violation or alleged violation of any environmental, health or safety laws, whether federal, state or local, or any "release" or "threatened release" of any "hazardous substance" (as those terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq. or the
                                                           -------
     Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901 et seq.)
                                                                   -------
     resulting
     from or occurring in connection with WAREHOUSEMAN's possession or handling of any IMC KALIUM Product or other performance by WAREHOUSEMAN under this Agreement but only if due to the negligence or willful act or omission of WAREHOUSEMAN, its employees, agents, representatives or subcontractors. The parties intend this provision to be construed broadly.

              B. IMC KALIUM agrees to indemnify, defend, and hold harmless WAREHOUSEMAN, its partners and affiliates, and their agents, insurers, officers, attorneys, directors, and employees, from and against any and all liabilities, losses, expenses, damages, demands and claims, including third party claims for contribution, attorneys' fees, arising out of injury or alleged injury to any persons (including death), damage or alleged damage to any property, any adulteration, misformulation or contamination of IMC KALIUM's raw materials or finished goods, any violation or alleged violation of any environmental, health or safety laws, whether federal, state or local, or any "release" or "threatened release" of any "hazardous substance" (as those terms are defined under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.ss. 9601 et seq. or the Resource Conservation and Recovery Act, 42 U.S.C.
          ------
     ss.ss. 6901 et seq.) resulting from or occurring in connection with IMC
                 ------
     KALIUM's production or handling of any its Product or other performance by IMC KALIUM under this Agreement. The parties intend this provision to be construed broadly.

     13. INDEPENDENT CONTRACTOR: In the performance of the Agreement,
         -----------------------
WAREHOUSEMAN will not be under IMC KALIUM's control as to the persons engaged by WAREHOUSEMAN to assist in said performance, or to the means and methods employed by WAREHOUSEMAN in accomplishing said performance, WAREHOUSEMAN's responsibility to IMC KALIUM being only for results in accordance with arrangements set forth herein. All employees, agents, or other representatives engaged by WAREHOUSEMAN in connection with the performance of this Agreement will be of WAREHOUSEMAN's own account, and at WAREHOUSEMAN's own expense, and the terms and tenure and hours of their employment and their wages or salaries shall be under WAREHOUSEMAN's exclusive control and direction at all times.

              It is further understood and agreed by the parties hereto that WAREHOUSEMAN is, and for all purposes shall be considered, an independent contractor and fully and exclusively liable: (a) for the payment of any and all taxes now or hereafter imposed by any governmental authority which are measured by wages, salaries, or commissions paid to persons in its employment; (b) for any accident to persons or property that may occur at the Facility or on other premises of WAREHOUSEMAN; and

(c) to procure and maintain such workers' compensation insurance covering its employees as may be required by law.

     14. COMPLIANCE WITH LAWS:
         ---------------------

              A. WAREHOUSEMAN and its facilities will comply in all material respects with any and all applicable laws, statutes, regulations, rules, ordinances, and orders (including but not limited to environmental, health and safety laws and regulations). WAREHOUSEMAN agrees to provide prompt notice to IMC KALIUM of any inspection carried out by any federal, state, or local official to determine WAREHOUSEMAN'S (or its facilities) compliance with such requirements. (Such notice will be made by __________ to __________ and will be followed by written notification to ___________.) In that regard, should any fines, penalties, or like impositions be levied by reason of WAREHOUSEMAN's failure to fulfill its obligations under this
     Section 14, WAREHOUSEMAN does specifically agree that it shall have sole and complete responsibility therefor and does hereby release, discharge, indemnify and hold IMC KALIUM harmless therefrom to the extent caused by WAREHOUSEMAN'S breach. WAREHOUSEMAN agrees to promptly inform IMC KALIUM of all allegations of any adverse health or environmental effect associated with release of or exposure to IMC KALIUM'S raw materials or finished goods subject to this Agreement (including but not limited to, accidental environmental releases of IMC KALIUM'S products or reports from WAREHOUSEMAN'S employees of such illnesses or injuries).

              B. IMC KALIUM and its facilities will comply in all material respects with any and all applicable laws, statutes, regulations, rules, ordinances, and orders (including but not limited to environmental, health and safety laws and regulations). IMC KALIUM agrees to provide prompt notice to WAREHOUSEMAN of any inspection carried out by any federal, state, or local official to determine IMC KALIUM'S (or its facilities) compliance with such requirements. (Such notice will be made by __________ to __________ and will be followed by written notification to ___________.) In that regard, should any fines, penalties, or like impositions be levied by reason of IMC KALIUM's failure to fulfill its obligations under this
     Section 14, IMC KALIUM does specifically agree that it shall have sole and complete responsibility therefor and does hereby release, discharge, indemnify and hold WAREHOUSEMAN harmless therefrom to the extent caused by IMC KALIUM'S breach. IMC KALIUM agrees to promptly inform WAREHOUSEMAN of all allegations of any adverse health or environmental effect associated with release of or exposure to WAREHOUSEMAN'S raw materials or finished goods subject to this Agreement (including but not limited to, accidental environmental releases of

     WAREHOUSEMAN'S products or reports from IMC KALIUM'S employees of such illnesses or injuries).

     15. TAXES AND FEES: All taxes assessed against WAREHOUSEMAN for the
         ---------------
operation of its warehousing business, as well as the cost of any permits and licenses for said business, shall be for the account of WAREHOUSEMAN. IMC KALIUM shall pay all ad valorem taxes which may be levied against the Product stored for IMC KALIUM.

     16. EXCUSE OF NONPERFORMANCE: Neither IMC KALIUM, its partners and
         -------------------------
affiliates, and/or their agents, officers, directors, attorneys and/or employees, nor WAREHOUSEMAN, and/or its agents, officers, directors and/or employees, shall be responsible to the other for any failure to perform hereunder as a result of any cause beyond its reasonable control including, without limitation, acts of God, the public enemy, any accident, explosion, fire, storm, earthquake, flood, drought, strikes, lockouts, labor disputes, riots, sabotage, war (whether or not declared) or civil unrest, failure or delay of transportation beyond the reasonable control of the party affected thereby, inability to obtain supplies, equipment, fuel, power, labor or other operational necessity beyond the reasonable control of the party effected thereby, or interruption or curtailment of power supply, if the party claiming such inability to perform shall have promptly notified the other party, by telephone and by writing, of the existence and expected duration thereof and the estimated effect thereof on its ability to perform hereunder, and shall have proceeded diligently to correct such inability to perform to the extent reasonably possible. Should WAREHOUSEMAN fail to perform or become unable to perform loading or unloading or storage services for IMC KALIUM as a result of any such cause beyond its reasonable control, IMC KALIUM will be entitled to an abatement of any storage and guaranteed throughput charges hereunder, calculated pro rata on the respective storage or guaranteed throughput charge for the period of the failure. The party claiming an inability to perform shall promptly notify the other party when such inability has ceased to affect its ability to perform hereunder.

     Neither IMC KALIUM nor WAREHOUSEMAN shall be required to resolve labor disputes or disputes with suppliers of raw materials, supplies, equipment, fuel or power, except in accordance with such party's business judgment as to its best interest. Nevertheless, in the event of a work stoppage at the Facility due to strike or other labor difficulty, WAREHOUSEMAN will make all reasonable efforts to handle IMC KALIUM's Product with WAREHOUSEMAN's supervisory help.

     17. DEFAULT:
         --------

              A. Any one or more of the following events shall constitute a default by WAREHOUSEMAN under this Agreement: (a) if WAREHOUSEMAN fails or neglects to perform, keep or observe, in all material respects, any term, provision, condition, covenant, warranty or representation contained in this Agreement, which term, provision, condition, covenant, warranty or representation is required to be performed, kept or observed by WAREHOUSEMAN; (b) if any representation, statement, or warranty made or furnished by or on behalf of WAREHOUSEMAN is not true and correct in all material respects when made; (c) if WAREHOUSEMAN fails to pay when due and payable or declared due and payable any of its liabilities to IMC KALIUM;
     (d) if all or any of WAREHOUSEMAN's assets are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (e) if a proceeding under the Bankruptcy Code shall be filed by or against WAREHOUSEMAN; (f) if WAREHOUSEMAN shall make an assignment for the benefit of creditors; (g) if any proceeding is filed or commenced by or against WAREHOUSEMAN for its dissolution or liquidation; (h) if a notice of lien, levy or assessment is filed of record with respect to all or any of WAREHOUSEMAN's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency, or if any taxes or debts owing at any time or times hereafter to any one or more of them becomes a lien, whether choate or otherwise, upon all or any of WAREHOUSEMAN's assets; or (i) if a judgment or other claim becomes a lien or encumbrance upon all or any of WAREHOUSEMAN's assets; provided, however, that WAREHOUSEMAN shall not be deemed to be in default under subsections (a)-(d) or (g)-(i) of this
     Section 17 if WAREHOUSEMAN remedies the event of default within thirty (30) days after written notice from IMC KALIUM of the existence of such event of default.

              Upon the occurrence of an event of default by WAREHOUSEMAN under this Agreement, IMC KALIUM shall have the right, at its sole option, and in addition to any other right or remedy available to IMC KALIUM, to terminate this Agreement by written notice. In addition, IMC KALIUM shall have the right to take possession of all Product in which it retains title or other interest hereunder in a manner permitted by law without liability for trespass or for damages. Any re-entry, resumption, or possession of the Facility by IMC KALIUM shall in no event be deemed to be a surrender of this Agreement or a waiver of any right or remedy of IMC KALIUM under this Agreement.

              B. Any one or more of the following events shall constitute a default by IMC KALIUM under this Agreement: (a) if IMC KALIUM fails or neglects to perform, keep or observe, in all material respects, any term, provision, condition, covenant, warranty or representation contained in this Agreement, which term, provision, condition, covenant, warranty or representation is required to be performed, kept or observed by IMC KALIUM;
     (b) if any representation, statement, or warranty made or furnished by or on behalf of IMC KALIUM is not true and correct in all material respects when made; (c) if IMC KALIUM fails to pay when due and payable or declared due and payable any of its liabilities to WAREHOUSEMAN; (d) if a proceeding under the Bankruptcy Code shall be filed by or against IMC KALIUM; (e) if IMC KALIUM shall make an assignment for the benefit of creditors; provided, however, that IMC KALIUM shall not be deemed to be in default under subsections (a)-(c) of this Section 17 if IMC KALIUM remedies the event of default within thirty (30) days after written notice from WAREHOUSEMAN of the existence of such event of default.

              Upon the occurrence of an event of default by IMC KALIUM under this Agreement, WAREHOUSEMAN shall have the right, at its sole option, and in addition to any other right or remedy available to WAREHOUSEMAN, to terminate this Agreement by written notice.

              If IMC KALIUM shall be late in making any payment hereunder (other than for payments which are the subject of a good faith dispute between the parties, as to which no penalty shall accrue until the dispute has been resolved), all late payments shall bear interest from the due date to the date of payment in full at the rate of one and one-half percent (1.5%) per month.

     18. WAIVER: The waiver by either party hereto of any breach of or other
         -------
default under this Agreement (or any earlier Agreement between the parties) by the other party hereto shall not be deemed to be a waiver of any successive breach of this Agreement. Each and every right, power and remedy may be excused from time to time and so often and in such order as may be deemed expedient by the party, and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise at the same time or thereafter, any other right, power or remedy.

     19. BINDING EFFECT: This Agreement shall be binding upon and shall inure to
         ---------------
the benefit of the parties hereto and their respective successors and assigns; provided that no party hereto shall assign, or subcontract any of its obligations under, this Agreement in whole or in part without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

     20. ENTIRE AGREEMENT: This Agreement constitutes the entire agreement
         -----------------
between the parties relative to the transaction contemplated hereby and supersedes any and all correspondence or other agreements whether written or oral relating to the subject matter hereof.

     21. AMENDMENTS: This Agreement may be amended only by written document
         -----------
signed by duly authorized representatives or employees of each of the parties hereto; provided, however, that any printed terms or conditions on warehouse receipts or any other printed forms used by WAREHOUSEMAN in connection with its performance hereunder shall not have the effect of amending this Agreement in any respect unless specifically identified and accepted in writing as an amendment of this Agreement by a duly authorized representative of IMC KALIUM; provided further, that the terms and conditions set forth herein shall be deemed to supersede language contained in warehouse receipts or any other printed forms used by WAREHOUSEMAN in connection with its performance hereunder.

     22. FINANCING STATEMENTS: As reasonably required by IMC KALIUM to protect
         ---------------------
and perfect its interest in its Product placed into storage hereunder, WAREHOUSEMAN shall, at the request of IMC KALIUM, join with IMC KALIUM in executing one or more financing statements (UCC-1 Form) pursuant to Article 9 of the Uniform Commercial Code as enacted by the State in which WAREHOUSEMAN's Facility is located for filing with the appropriate state and/or county officials, and post signs as provided by IMC KALIUM to identify IMC KALIUM Product as belonging to IMC KALIUM.

     23. PARAGRAPH HEADINGS: Paragraph headings have been inserted in the
         -------------------
Agreement for convenience. If they conflict with text in the construction of this Agreement, the text shall control.

     24. NOTICES: Any notice under the Agreement shall be in writing and shall
         --------
be delivered personally or by certified mail, return receipt request, postage prepaid, as follows:


     TO IMC KALIUM:      2345 Waukegan Road
                         Suite E-200
                         Bannockburn, IL, 60015

     TO WAREHOUSEMAN:    ---------------------------------
                         ---------------------------------
                         ---------------------------------

     25. GOVERNING LAW: Without regard to principles of conflicts of laws, this
         --------------
Agreement shall be construed in accordance with, and any and all disputes arising under or out of this Agreement shall be governed by, the laws and decisions of the State of ______________.

     IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                 -------------------------------------
                                 (WAREHOUSEMAN)

                                 BY
                                   -----------------------------------
                                 ITS
                                    ----------------------------------


                                 IMC KALIUM LTD., a

                                 BY
                                   -----------------------------------
                                 ITS
                                    ----------------------------------

                 "SCHEDULE A" TO STORAGE AND HANDLING AGREEMENT
                 ----------------------------------------------

  I.    HANDLING PRODUCT
        ----------------

                  A. WAREHOUSEMAN shall not unload or load Product under adverse weather conditions such as rain, snow, sleet, hail or drizzle if unloading or loading stations are located in an exposed area.

                  B. WAREHOUSEMAN shall immediately advise IMC KALIUM by telephone and withhold unloading, pending inspection by IMC KALIUM, if any inbound shipments of Product show any evidence of damage or other unsatisfactory condition. Demurrage caused by delay in unloading pending inspection and instructions shall be for IMC KALIUM's account.

                  C. WAREHOUSEMAN shall unload barges/railcars at a rate of _________ net tons per eight-hour, weather-free day.

                  D. WAREHOUSEMAN shall screen and load bulk hopper cars and/or bulk trucks at the rate of ________ net tons per eight-hour weather-free day, excluding Saturdays, Sundays and holidays.

                  E. WAREHOUSEMAN shall be responsible for demurrage if it fails to meet the above minimum volume schedules, except if such failure is due to causes reasonably beyond WAREHOUSEMAN's control.

  II.   SUPPLIES
        --------
        IMC KALIUM shall supply and WAREHOUSEMAN shall receive, handle and store, without charge, various receiving, shipping and inventory forms necessary for the performance of WAREHOUSEMAN's obligation hereunder.

  III.  QUALITY CONTROL
        ---------------
        WAREHOUSEMAN shall be certain at all times that Bulk Product is kept clean and dry, and that various grades are kept separate in the warehouse and free from adulteration or contamination by any incompatible material.

  IV.   EQUIPMENT
        ---------
        Equipment to be supplied by WAREHOUSEMAN shall include but not be limited to Equipment suitable for receiving and unloading bulk material from railcars and barges, and reloading to railcars or trucks.

  V.    STANDARD OF CARE
        ----------------
        WAREHOUSEMAN shall perform the contracted services in a manner consistent with that level of care and skill ordinarily exercised by other warehousemen in similar circumstances. WAREHOUSEMAN shall take reasonable efforts to protect Product from loss in quantity, damage, contamination, adulteration, or pilferage.

  VI.   EXTENDED HOURS OF SERVICE
        -------------------------
        Normal hours of operation are ____ a.m. to _____ p.m., Monday through Friday. During peak season, however, extended hours of service shall be provided. These extended hours of service during peak season will be provided at no additional cost or expense to IMC KALIUM.

                 "SCHEDULE B" TO STORAGE AND HANDLING AGREEMENT
                 ----------------------------------------------
                             FOR IMC KALIUM PRODUCT
                             ----------------------

                                     CHARGES
                                     -------

HANDLING IN-BULK    $ 3 per ton

HANDLING OUT-BULK   $ 3 per ton

Storage charges are included in the handling charges above. Compensation to WAREHOUSEMAN for its performance of the following services shall be included in the charges for storage and handling set out above:

Acknowledging of receipts of Product on behalf of IMC KALIUM on inbound bills of lading; ordering of transportation equipment for outbound shipments as requested by IMC KALIUM; in the case of bulk shipments, requesting the weighing of outbound materials and providing IMC KALIUM with completed copies of certified weight certificates; preparing bills of lading and other necessary documents for outbound shipments; maintaining adequate records relating to receipts, shipments, purchases by WAREHOUSEMAN and inventory in reasonable detail as IMC KALIUM shall require; and advising IMC KALIUM as of the beginning of each working day of all shipments of Product handled on the immediately preceding working day. IMC KALIUM may supply WAREHOUSEMAN, for its use only during the term of this Agreement, with a personal computer interface system ("PC Interface"). In such case WAREHOUSEMAN shall use the PC Interface to monitor all inventories of IMC KALIUM Product by daily entering all additions to and subtractions from inventories, in accordance with IMC KALIUM's instructions.

                                                                      SCHEDULE 1



                                    Products
                                    --------

   Kalium
   ------

K-MAG Standard

K-MAG Granular

SOP Standard

SOP Granular

MOP Standard

MOP Granular/Coarse

   Agrico
   ------

DAP

GMAP

GTSP

SMAP (powdered)

PFS (phos. acid)

Phosphate Rock

                                                                      SCHEDULE 2


                               Initial Price Terms
                               -------------------

                                           Proposed Agreement       Proposed Amendment
Product         1999 Initial Estimate      Calendar Year 1999    Calendar Year 2000-2008
----------------------------------------------------------------------------------------
DAP                      **                       **                      **
GTSP                     **                       **                      **
GMAP                     **                       **                      **
SMAP (powdered)          **                       **                      **
PFS (phos. acid)         **                       **                      **
Phosphate rock           **                       **                      **
K-MAG Standard           **                       **                      **
K-MAG Granular           **                       **                      **
SOP Standard             **                       **                      **
SOP Granular             **                       **                      **
MOP Standard             **                       **                      **
MOP Gran/Course          **                       **                      **

Notes
-----

**These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                                                      SCHEDULE 3



Product                 **
-------
KMag Std                **
KMag Gran               **
SOP Std                 **
SOP Gran                **
MOP Std                 **
MOP Blends              **
DAP                     **
GMAP                    **
GTSP                    **
SMAP                    **
P-Acid                  **
KMag Std                **



**These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                                                      SCHEDULE 4


                                  Requirements
                                  ------------


See attached list of "ship to" points for retail business.

See attached list of "ship from" points for wholesale business.

                                                                      Schedule 4


                   Agribusiness Retail Sites/"Ship to" Points


   Name                           State     DAP     GMAP     MAP     GTSP     K-Mag     MOP     SOP
--------------------------------------------------------------------------------------------------------
Aliceville                         AL        x                        x         x        x
Dothan                             AL        x                        x         x        x
Florence                           AL        x       x        x       x         x        x       x
Hartford                           AL        x                        x         x
Montgomery                         AL        x                        x
Robertsdale                        AL        x                        x                  x
Indiantown                         FL        x                        x         x        x
Jay                                FL                                 x         x        x
Malone                             FL        x                                  x        x
Mulberry                           FL        x       x        x       x         x        x       x
Princetown                         FL        x
New Wales                          FL        x       x                x
Americus                           GA        x                                  x        x
Athen                              GA        x                                  x        x
Augusta                            GA        x
Bainbridge                         GA                         x
Donaldsonville                     GA        x                                  x        x
Jesup                              GA                                                    x
LaFayette                          GA        x                                           x
Meigs                              GA        x                                           x
Moultrie                           GA                         x                          x
Oglethorpe                         GA        x                        x         x        x
Swainsboro                         GA        x                        x         x        x
Sylvester                          GA        x                        x         x        x
Tifton                             GA        x                        x                  x
Tifton                             GA                                           x        x
Baileyville                        IL        x                                           x
Clay City                          IL        x                                           x
Danville                           IL        x                        x                  x
Edgewood                           IL        x                                           x
Greenfield                         IL                x                x                  x
Greenview                          IL        x                                           x
Harvel                             IL        x                x       x                  x
Harvel                             IL        x                                           x
Iuka                               IL        x                                           x
Kansas                             IL        x                                           x
Lanark                             IL                                                    x
Litchfield                         IL        x                        x                  x
Marseilles                         IL        x
Mason City                         IL        x                                           x
May's Station                      IL                                 x                  x
Metcalf                            IL                                                    x
Morrisonville                      IL        x                        x                  x
Mt. Erie                           IL                                                    x
Neoga                              IL        x                        x                  x
New Memphis                        IL        x                        x                  x
Nokomis                            IL                                                    x
Paris                              IL        x                        x                  x
Stolletown                         IL        x                        x                  x
Toledo                             IL        x       x                                   x
Virden                             IL        x                        x                  x
Louisville                         IL                                                    x
Arcadia                            IN        x                        x                  x
Bargersville                       IN        x                        x                  x
Belle Union                        IN        x                                           x

                                                                      Schedule 4


                            Agribusiness Retail Sites


   Name                           State     DAP     GMAP     MAP     GTSP     K-Mag     MOP     SOP
--------------------------------------------------------------------------------------------------------
Blackhawk                          IN        x                                           x
Boston                             IN                x
Converse                           IN        x       x                x                  x
Crown Center                       IN        x
Dana                               IN                                 x                  x
Decker                             IN        x                                  x        x
Delphi                             IN        x                        x                  x
Fairmount                          IN        x                        x                  x
Fillmore                           IN        x                                           x
Fulton                             IN        x                                           x
Greentown                          IN        x                                           x
Jasper                             IN        x       x                                   x
Kitchel                            IN                                                    x
LaFontaine                         IN
Liberty                            IN        x                                           x
Mentone                            IN        x                        x                  x
Miami                              IN        x                        x                  x
Middlefork                         IN        x                        x                  x
Mt. Vernon                         IN        x       x                x                  x
Mulberry                           IN        x                        x                  x
New Brunswick                      IN        x                        x                  x
New Harmony                        IN        x                                           x
New Lebanon                        IN        x                                           x
New Berry                          IN        x                                           x
North Salem                        IN        x                        x                  x
Oaktown                            IN        x                        x         x        x
Otwell                             IN        x                                           x
Petersburg                         IN        x       x                                   x
Poseyville                         IN        x                                           x
Reiffsburg                         IN        x
Roachdale                          IN        x                        x                  x
Roann                              IN                                 x                  x
Rushville                          IN        x       x                x                  x
Saratoga                           IN        x                        x
Shelburn                           IN        x                                  x        x
Straughn                           IN        x                        x                  x
Warren                             IN        x                        x                  x
Washington                         IN        x                                           x
Wheatland                          IN        x                                  x        x
Williamsburg                       IN        x                        x                  x
Adairville                         KY        x                        x                  x
Fancy Farm                         KY        x                                           x
Franklin                           KY        x                        x                  x
Guthrie                            KY        x                        x         x        x       x
Hardin                             KY        x                                  x        x
Murray                             KY        x                        x         x        x       x
Sedilia                            KY        x                                  x        x
Utica                              KY        x                        x                  x
Covington                          LA        x                                           x
Ann Arbor                          MI        x                        x                  x
Blissfield                         MI                                                    x
Cass City                          MI        x                        x                  x
Deckerville                        MI                x                                   x
Dundee                             MI        x                        x                  x
Freeland                           MI        x                        x                  x

                                                                      Schedule 4


                            Agribusiness Retail Sites


   Name                           State     DAP     GMAP     MAP     GTSP     K-Mag     MOP     SOP
--------------------------------------------------------------------------------------------------------
Greenville                         MI        x                                           x
Holland                            MI        x                        x                  x       x
Melvin                             MI                x                                   x
Mendon                             MI        x                        x                  x
Morenci                            MI        x                                           x
Muir                               MI        x                        x                  x
North Branch                       MI        x       x
Pompeii                            MI        x                        x                  x
Riga                               MI        x                                  x        x
St. Johns                          MI        x                        x                  x
Tecumseh                           MI        x                        x                  x
Bowling Green                      MO        x                        x                  x
Clarence                           MO        x                        x                  x
Becker                             MS        x                        x                  x
Tupelo                             MS        x                        x         x        x
Vicksburg                          MS                                                    x
Dunn                               NC        x                        x         x        x
Elizabeth City                     NC        x                        x                  x
Harrells                           NC                                 x
Norwood                            NC                                                    x
Shelby                             NC        x                        x                  x
Waynesville                        NC        x                x       x                  x       x
Wilson                             NC                         x                 x        x
Winston Salem                      NC        x                x       x         x        x       x
Ansonia                            OH        x                        x                  x
Ashville                           OH        x                        x                  x
Belle Center                       OH        x                        x                  x
Bellevue                           OH        x                        x                  x
Botkins                            OH        x                        x                  x
Bradford                           OH        x       x                x                  x
Campbellstown                      OH                x
Carey                              OH                                 x                  x
Cincinnati                         OH                                 x
Circleville                        OH                                                    x
Columbus                           OH        x                x       x                  x
Decatur                            OH                                                    x       x
Delphos                            OH        x                        x                  x
Delta                              OH        x                                           x
Dunkirk                            OH                                                    x
Eaton                              OH                x                                   x
Findlay                            OH        x                        x                  x
Frankfort                          OH                                                    x
Hamler                             OH        x                        x                  x
Highland                           OH                x                x                  x
Hillsboro                          OH                                                    x
Holgate                            OH        x                        x
Jeffersonville                     OH                                                    x
Kirkwood                           OH        x                        x                  x
Leesburg                           OH                                                    x
Leipsic                            OH        x                        x                  x
London                             OH        x                        x                  x
Midland City                       OH        x                                           x
Mowrystown                         OH                                                    x
Mt. Gilead                         OH                x                                   x
Mt. Sterling                       OH                                                    x

                                                                      Schedule 4


                            Agribusiness Retail Sites


   Name                           State     DAP     GMAP     MAP     GTSP     K-Mag     MOP     SOP
--------------------------------------------------------------------------------------------------------
New Holland                        OH                                                    x
Ottawa                             OH                                                    x
Ottoville                          OH        x       x                x
Polk                               OH        x                        x                  x
Shandon                            OH        x                                           x
Springfield                        OH                                                    x
Thurston                           OH        x                        x                  x
Troy                               OH                                 x                  x
Unionville                         OH                                                    x
Urbana                             OH        x                        x                  x
Washington C.H.                    OH        x       x                x                  x       x
Waynesfield                        OH        x                        x                  x
West Manchester                    OH        x                        x                  x
Hartsville                         SC                         x       x         x        x       x
Orangeburg                         SC        x                x       x         x        x
Starr                              SC        x                                           x
Clarksville                        TN                                                    x
Ethride                            TN                                           x        x
Huntindon                          TN                                                    x
Jackson                            TN        x                                           x
Lawrenceburg                       TN                                                    x
Palmersville                       TN                                                    x
Paris                              TN                                                    x
Springfield                        TN                                                    x
Yorkville                          TN        x                                           x
Jackson                            WI        x                        x                  x       x
Randolph                           WI        x                                           x

                                                                      Schedule 4


                               "Ship from" Points


Wholesale: Supply Sources -
----------

                           P(2)O(5)
----------------------------------------------------------
           Source
           ------

                              DAP     GTSP     GMAP
                        ---------------------------------

New Wales, FL                  x       x        x

Fort Madison, IA               x       x        x

Granite City, IL               x
Jewett, IL                     x       x        x

Delphi, IN                     x       x

Henderson, KY                  x       x        x
Melbourne, KY                  x                x
Murray, KY                     x

Donaldsonville/Taft, LA        x       x        x

Brunswick, MO                  x       x        x



                            K(2)O
----------------------------------------------------------
           Source
           ------

                             K-Mag    MOP      SOP
                        ---------------------------------

Carlsbad, NM                   x       x        x

Canada                                 x

Minneapolis, MN                        x

Wildwood, FL                           x
Tampa, FL                      x       x        x
Mulberry, FL                   x

Murray, KY                             x        x
Melbourne, KY                          x        x

                                                                      Schedule 4

           Source
           ------

                             K-Mag    MOP      SOP
                        ---------------------------------

Mount Vernon, IN               x       x
Petersburg, IN                         x
Jeffersonville, IN                     x

Washington Court House, OH             x        x
East Liverpool, OH                     x

Brunswick, MO                          x
St Louis, MO                           x
Kansas City, MO                        x

Jefferson City, MS                     x
Boonville, MS                          x

Hersey, MI                             x

Bensenville, IL                        x
Danville, IL                           x
Granite City, IL                       x
Henderson, IL                          x
Jewett, IL                             x

Bainbridge, GA                         x
Albany, GA                             x
Fort Valley, GA                        x

Nashville, TN                          x
Moscow, TN                             x

Ogden, UT                                       x

Mobile, AL                             x
Hanceville, AL                         x

Fort Madison, IA                       x

                                                                      Schedule 5
                        Quarterly Form: Initial Estimate
                        --------------------------------
                                                                   1999 Initial
Product (000)            1st Qtr.   2nd Qtr.  3rd Qtr.   4th Qtr.    Estimate
-------------            --------   --------  --------   --------  -------------
    Kalium
    ------
K-MAG Standard             **         **         **         **          **
K-MAG Granular             **         **         **         **          **
SOP Standard               **         **         **         **          **
SOP Granular               **         **         **         **          **
MOP Standard               **         **         **         **          **
MOP Granular/Coarse        **         **         **         **          **

    Agrico
    ------
DAP                        **         **         **         **          **
GMAP                       **         **         **         **          **
GTSP                       **         **         **         **          **
SMAP                       **         **         **         **          **
MGA                        **         **         **         **          **
Phosphate Rock             **         **         **         **          **



**These portions of this agreement were omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                                                      SCHEDULE 6


                         Alternative Dispute Resolution
                         ------------------------------


(a) Dispute Notification. In the event of a dispute between Purchaser and Seller arising our of or related to the Agreement (a "Dispute"), either Seller or Purchaser may submit the Dispute to binding arbitration (the date of receipt as indicated by the Postal Service return receipt, the "Arbitration Institution Date") by giving notice to the other party. Such notice shall describe in detail the nature of the Dispute, the specific facts that constitute the Dispute, and shall identify an individual with authority to settle the Dispute on behalf of that Party (the "Dispute Notice"). The scope of the arbitration shall be limited to the facts of the Dispute Notice, though the arbitration can address all of the ramifications resulting from such facts through the date of such arbitration.

(b) Choosing an Arbitration Panel. The Party electing to arbitrate shall request the American Arbitration Association to supply the Parties with a list, within fourteen (14) days after such request, of at least four (4) potential arbitrators who are knowledgeable in the crop production inputs business. Within seven (7) days after receipt of such list, each Party shall select one (1) arbitrator from the list. The two arbitrators selected by the Parties shall select, within ten (10) days, a third arbitrator with the requisite qualifications to serve as chair of the arbitration panel. The third arbitrator can be, but need not be, selected from the list of four candidates. If the two
(2) selected arbitrators are unable to agree to the third arbitrator within the specified time, they shall notify the American Arbitration Association which shall select a third arbitrator in accordance with its Commercial Arbitration Rules. Notwithstanding the provisions of this Section (b), Purchaser and Seller
                                              -----------
may, by written agreement, elect to submit the Dispute to a single arbitrator who shall be chosen in accordance with the Commercial Arbitration Rules of the American Arbitration Association, unless such election specifies an alternative selection method.

(c) Arbitration Date and Rules. The three (3) arbitrators shall agree upon a date for the arbitration to begin, which date shall be as soon as reasonably practicable after the Arbitration Institution Date, and notify the Parties of such date as soon as possible. The arbitration shall be conducted, to the extent not inconsistent herewith, in accordance with the then-prevailing Commercial Arbitration Rules of the American Arbitration Association. The arbitrators shall render their decision and award, upon the concurrence of at least two (2) of them, not later than thirty (30) days after the arbitration is completed. Their decision and award shall be in writing and counterpart copies thereof shall be delivered to each of Seller and Purchaser. In rendering their decision and award, the arbitrators shall not have any power to modify any of the provisions of this Agreement (including liability limitations), and the jurisdiction of the arbitrators is limited accordingly.

(d) Fees and Costs. The fees and authorized costs of any arbitrators shall be shared equally by Seller and Purchaser. Any costs incurred by a party, including counsel fees, witnesses, etc., shall be borne entirely by that party.

(e) Federal Aribitration Act. Seller and Purchaser acknowledge and agree that performance of the obligations under the Agreement necessitates the use of instrumentalities of interstate commerce and, notwithstanding other general choice of law provisions in the Agreement, Seller and Purchaser agree that the Federal Arbitration Act shall govern and control with respect to relevant provisions of this Exhibit 6.
                   ---------